UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	—	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FCOBX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	—	FNMCX	FNMRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio managers Michael Hamilton and Chris Drahn, CFA, examine key investment strategies and the performance of the Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund. Michael has managed the Arizona and New Mexico Funds since 2011 and Chris has managed the Colorado Fund since 2011.

How did the Funds perform during the six-month period ending November 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2012. The tables also compare these returns to each Fund’s benchmark index and its appropriate Lipper classification average.

During the past six months, the Class A Shares at net asset value (NAV) of the Arizona Fund slightly underperformed the S&P Municipal Bond Index as well as the state specific S&P Arizona Municipal Bond Index while generating results in line with its Lipper classification average. The Colorado Fund’s Class A Shares at NAV outpaced both the S&P Municipal Bond Index and the state specific S&P Colorado Municipal Bond Index as well as its Lipper average, while the New Mexico Fund’s Class A Shares at NAV surpassed the state specific S&P New Mexico Municipal Bond Index and underperformed both the S&P Municipal Bond Index and its Lipper classification average. Going forward, the Funds’ will only be compared to their primary S&P Municipal Bond Index as the secondary S&P state specific benchmarks will no longer be used because it more closely reflects the Funds’ investment universe. There have been no changes to the way the Funds are managed.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Arizona and New Mexico Municipal Bond Funds

While the Nuveen Arizona Municipal Bond Fund very modestly trailed the S&P Municipal Bond Index, the portfolio’s duration, meaning its sensitivity to movements in interest

Nuveen Investments	5

rates, proved helpful. As the yield curve flattened, indicating that rates on longer bonds dropped to a greater extent than rates on shorter bonds, it was helpful to have more exposure to securities with longer durations. As a result, the Fund’s increased allocation compared to the benchmark in the market’s longest dated securities was a positive factor for relative performance, as was having a smaller weighting in shorter dated bonds, which did not gain as much ground.

To a lesser degree, the Fund was helped by its credit quality positioning. During the six-month reporting period, investors continued to favor many lower rated bonds over their higher rated counterparts. Higher yields generally offered by lower quality issues were especially attractive in the historically low interest rate environment, which limited investors’ options for higher levels of income. With lower rated bonds tending to outperform, the Fund was helped by being overweight in bonds with a credit rating of A, which was the best performing credit quality segment of the six-month period. The Fund was also overweight in BBB-rated issues, which contributed to our results relative to the index. In addition, the Fund had less exposure than the benchmark to the highest quality bonds, those with credit ratings of AAA and AA, which trailed the index and further added to results on a relative basis.

In contrast, the Fund’s sector positioning was a source of underperformance, with the utility and housing bond sectors standing out as negatives. Among utilities, the Fund was hampered by a position in Puerto Rico Electric Power Authority revenue bonds. These bonds lost some of their value due to the weakness in the Puerto Rico financial market. In addition, Yuma County Industrial Development Authority Far West water and sewer bonds failed to perform as well as we had expected, due to regulatory issues that weighed on the bonds’ performance during the period. However, we remained optimistic about this credit, which was still held in the portfolio at period end, and believed that the situation would resolve over time. In the housing sector, our overweighting in multi-family housing bonds proved to be a detriment in the declining interest rate environment, which generally reduces the value of housing bonds because lower interest rates result in a rising risk of mortgage prepayments.

Throughout the period, as new cash came into the portfolio from the proceeds of bond calls and new shareholder investments, we focused on purchasing attractive bonds that we believed provided good value for our investors while supporting our management objectives. Although supply was constrained in Arizona compared to most other states during the six-month period, we were generally successful in finding the types of securities we most wished to own, generally bonds with maturities of 20 years and longer and credit ratings around A.

New purchases took place across a variety of sectors. Most notably, in addition to the Puerto Rico utility bonds mentioned earlier, we purchased health care and higher education bonds, and we added some gas prepaid bonds that finance natural gas supply contracts and are secured by major Wall Street financial institutions.

The Nuveen New Mexico Municipal Bond Fund did not keep pace with the S&P Municipal Bond Fund Index during the six-month period. A sizeable portion of this performance gap

6	Nuveen Investments

was the result of the portfolio’s credit-rating breakdown. The New Mexico municipal bond market routinely features comparatively limited issuance and supply tends to consist of bonds with relatively higher credit ratings. As a result, the Fund was overrepresented in AA-rated bonds, which lagged the market, and underrepresented in A-rated issues, which did better than any other investment-grade credit-rating category of the period. In addition, while the Fund should have benefited from its increased exposure to the BBB rating category, the portfolio’s allocation to struggling BBB-rated Puerto Rico general obligation (GO) debt, the Fund’s ownership of which was a function of the limited supply of New Mexico bonds, hampered results after those securities saw their credit rating downgraded by Moody’s during the period.

The Fund’s performance was also limited by its sector positioning. In particular, an overweighting in housing bonds was a drawback, given the group’s underperformance in a low interest-rate environment that increased the risk of mortgage prepayments. Being overweight in dedicated tax bonds also hurt results in light of that sector’s underperformance of the Index. On the positive side, however, the Fund was supported by its strategic duration positioning. This included being underweight in bonds with durations of four years and shorter as well as an overweight in issues with durations of ten years and longer. In both cases, it was an advantageous portfolio stance, as longer duration bonds benefited more significantly from falling interest rates during the six-month period.

We had a healthy level of new inflows into the New Mexico portfolio as well as a sizeable number of bond calls that generated cash requiring investment. As a result, our main task throughout the period was to keep the Fund invested, which was a challenge because of the routinely limited availability of New Mexico debt. In states with higher volumes of bond issuance, it is possible to be very selective about new purchases, but in New Mexico we focused on finding the best available opportunities.

During the six-month period, we added some health care bonds, as well as BBB-rated New Mexico jail project bonds from the secondary municipal bond market. We also added a new position in Puerto Rico Sales Tax Financing Corporation (COFINA) sales tax bonds, which we believed was one of the strongest Puerto Rico credits available. (Bonds issued by U.S. territories are generally fully tax exempt for investors in all 50 states.)

Our new portfolio additions, from both the primary and secondary municipal markets, focused on longer dated and lower rated bonds when possible. However, given the continual need to invest new assets coming into the portfolio and the types of bonds available for purchase at those times, we periodically moved outside our preferred credit and maturity profile to keep the Fund fully invested.

Nuveen Colorado Municipal Bond Fund

The Nuveen Colorado Municipal Bond Fund outperformed the S&P Municipal Bond Index during the six-month reporting period, with its duration positioning, meaning the Fund’s sensitivity to changes in interest rates, contributing the most to these positive results on a relative basis. Continuing a trend in place for several years, interest rates on longer dated bonds fell more sharply than on their shorter dated counterparts. Relative to the index, the Fund was slightly overweighted in bonds with longer maturities and correspondingly

Nuveen Investments	7

underweighted in shorter maturity issues. As a result, the Fund was well positioned to benefit to a greater extent from the favorable market conditions.

Credit quality factors did not have a notable influence on the Fund’s results relative to the index. On the positive side, an overweighting in non-rated issues proved helpful, due to that category’s strong outperformance. An underweighting in the AAA-rated category was also beneficial. A-rated bonds were the top-performing credit quality segment in the investment-grade universe during the period. However, the Fund did not have a significant overweighting in this category, which limited upside returns. Meanwhile, sector allocations had a similarly minimal impact on the Fund’s relative performance. Adding to results was an overweighting in the hospital sector, which performed well as a group. In contrast, the Fund was somewhat underweighted in corporate-backed industrial development revenue bonds. Many securities in this sector have lower credit ratings and higher yield, so having a little less exposure to these bonds was a modest negative.

Using primarily the proceeds of new investor inflows and bond calls during the period, we added a variety of securities to the portfolio across the investment-grade credit spectrum. Most of the purchases had maturities ranging from 20 to 30 years, which enabled us to maintain our desired duration strategy for the Fund, and included a number of health care/hospital bonds, a sector in which we have been traditionally very active. Our hospital purchases during the six months included Boulder Community Hospital bonds, rated A2 and A by Moody’s and S&P, respectively, and purchased in August; Catholic Health Initiatives bonds rated AA3/AA- and purchased in October; and Aspen Valley Hospital bonds rated Baa2 by Moody’s and purchased in August.

Other additions to the portfolio included a modest amount of GO debt, higher education bonds and a charter school bond issue. In general, however, changes to the portfolio were minor, as we believed it was well structured going into the period, and accordingly we did not see the need to make material changes as the period progressed.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

The Class C Shares of the Nuveen Arizona Municipal Bond Fund experienced two monthly dividend reductions, as well as all shares of the Nuveen Colorado Municipal Bond Fund. All the shares of the Nuveen New Mexico Municipal Bond Fund experienced one monthly dividend reduction, as well as Class A and I Shares of the Nuveen Arizona Municipal Bond Fund.

8	Nuveen Investments

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2012, all three Funds had positive UNII balances, based upon our best estimate, for tax purposes. Arizona had a positive UNII balance, while Colorado and New Mexico had a negative UNII balance for financial reporting purposes.

Nuveen Investments	9

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

10	Nuveen Investments

Nuveen Arizona Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.44%	11.93%	5.74%	4.87%
Class A Shares at maximum Offering Price	0.08%	7.23%	4.83%	4.43%
S&P Arizona Municipal Bond Index**	4.71%	10.82%	6.19%	5.59%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
Lipper Arizona Municipal Debt Funds Classification Average**	4.43%	11.62%	5.26%	4.73%

Class C Shares	4.24%	11.42%	5.17%	4.30%
Class I Shares	4.61%	12.20%	5.96%	5.09%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.80%	8.50%	5.55%	4.51%
Class A Shares at maximum Offering Price	-1.49%	3.91%	4.65%	4.06%
Class C Shares	2.59%	7.99%	5.00%	3.94%
Class I Shares	2.97%	8.76%	5.77%	4.72%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.89%
Class C Shares	1.44%
Class I Shares	0.69%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Colorado Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.08%	12.65%	5.94%	5.15%
Class A Shares at maximum Offering Price	0.65%	7.97%	5.03%	4.70%
S&P Colorado Municipal Bond Index**	4.89%	12.71%	6.49%	5.88%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
Lipper Colorado Municipal Debt Funds Classification Average**	4.42%	11.33%	5.33%	4.77%

Class B Shares w/o CDSC	4.61%	11.83%	5.14%	4.53%
Class B Shares w/CDSC	-0.39%	7.83%	4.97%	4.53%
Class C Shares	4.71%	11.96%	5.35%	4.57%
Class I Shares	5.09%	12.87%	6.14%	5.35%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.71%	8.93%	5.72%	4.78%
Class A Shares at maximum Offering Price	-0.68%	4.37%	4.83%	4.34%
Class B Shares w/o CDSC	3.34%	8.14%	4.93%	4.16%
Class B Shares w/CDSC	-1.66%	4.14%	4.76%	4.16%
Class C Shares	3.44%	8.35%	5.16%	4.21%
Class I Shares	3.81%	9.13%	5.94%	4.99%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.93%
Class B Shares	1.68%
Class C Shares	1.49%
Class I Shares	0.71%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen New Mexico Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.49%	9.60%	5.39%	4.83%
Class A Shares at maximum Offering Price	-0.89%	4.97%	4.49%	4.38%
S&P New Mexico Municipal Bond Index**	2.53%	6.23%	5.22%	5.13%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
Lipper Other States Municipal Debt Funds Classification Average**	4.15%	10.37%	5.12%	4.61%

Class C Shares	3.33%	9.04%	4.82%	4.27%
Class I Shares	3.68%	9.78%	5.60%	5.05%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.80%	5.87%	5.01%	4.43%
Class A Shares at maximum Offering Price	-2.44%	1.45%	4.12%	3.98%
Class C Shares	1.45%	5.24%	4.43%	3.86%
Class I Shares	1.90%	6.16%	5.23%	4.65%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.87%
Class C Shares	1.42%
Class I Shares	0.67%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Yields as of November 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Arizona Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	3.56%	2.15%	3.13%
Class C Shares	3.13%	1.70%	2.47%
Class I Shares	3.87%	2.44%	3.55%

Nuveen Colorado Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	3.40%	2.15%	3.13%
Class B Shares	2.84%	1.50%	2.18%
Class C Shares	3.01%	1.69%	2.46%
Class I Shares	3.72%	2.44%	3.55%

Nuveen New Mexico Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[3]	3.02%	1.79%	2.61%
Class C Shares	2.66%	1.33%	1.94%
Class I Shares	3.35%	2.07%	3.02%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

2	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

3	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries as of November 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1

Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1

Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	31.4%
Health Care	20.4%
Tax Obligation/General	11.6%
Education and Civic Organizations	10.2%
Water and Sewer	8.9%
Utilities	7.9%
U.S. Guaranteed	5.1%
Other	4.5%

Portfolio Composition[1]
Health Care	20.9%
Tax Obligation/Limited	20.6%
Education and Civic Organizations	17.3%
Tax Obligation/General	9.1%
Water and Sewer	7.2%
Transportation	7.0%
U.S. Guaranteed	6.3%
Other	11.6%

Portfolio Composition[1]
Tax Obligation/Limited	32.2%
Water and Sewer	17.5%
Education and Civic Organizations	13.2%
Health Care	12.0%
Utilities	7.0%
Housing/Single Family	6.0%
Tax Obligation/General	5.1%
Other	7.0%

1	As a percentage of total investments. Holdings are subject to change.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Arizona Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,044.40	$1,042.40	$1,046.10	$1,020.76	$1,018.00	$1,021.76
Expenses Incurred During Period	$4.41	$7.22	$3.39	$4.36	$7.13	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.41% and .66% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Colorado Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,050.80	$1,046.10	$1,047.10	$1,050.90	$1,020.76	$1,017.00	$1,018.00	$1,021.76
Expenses Incurred During Period	$4.42	$8.21	$7.24	$3.39	$4.36	$8.14	$7.13	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

New Mexico Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,034.90	$1,033.30	$1,036.80	$1,020.91	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.23	$7.03	$3.22	$4.20	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.38% and .63% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.4%

$725	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	2/13 at 100.00	BBB+	$725,819

420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	502,270
1,145	Total Consumer Staples			1,228,089
	Education and Civic Organizations – 10.0%

460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	522,128

1,335	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	A+	1,537,012

400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	411,300

220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB+	239,756

165	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BBB	181,096

215	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	229,153

1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, 5.000%, 6/01/42 (UB) (4)	6/22 at 100.00	A+	1,255,118

1,025	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	1,046,689

290	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	337,157

215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	239,553

300	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BBB–	314,736

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	261,108
145	6.000%, 6/01/36	6/16 at 100.00	BBB–	148,857

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	1,075,800

575	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	676,321
7,720	Total Education and Civic Organizations			8,475,784
	Health Care – 20.0%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,529,496

1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	1,996,383

595	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	665,020

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,500	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	$1,665,795

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB+	726,950

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	1,085,094

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	955,179

1,415	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,550,741

1,005	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C, Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA–	1,141,208

650	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005, 5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	672,776

1,500	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB+	1,549,305

1,200	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,422,252

1,250	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	BBB+	1,290,800

580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Northern Arizona Healthcare System, Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA	703,018
15,435	Total Health Care			16,954,017
	Housing/Multifamily – 2.7%

2,290	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Mandatory put 11/01/21) (Alternative Minimum Tax)	11/21 at 100.00	N/R	2,290,802
	Long-Term Care – 0.3%

220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	241,646
	Tax Obligation/General – 11.3%

860	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	988,054

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	2,403,280

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27	7/18 at 100.00	A1	3,169,218

335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	432,428

1,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	Aa2	1,177,170

1,270	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/16 at 100.00	Aa2	1,434,440
8,180	Total Tax Obligation/General			9,604,590

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 30.7%

$330	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	$375,916

2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA–	2,326,620

345	Buckeye, Arizona, Festival Ranch Community Facilities District District General Obligation Bonds, Series 2012, 5.000%, 7/15/27	7/22 at 100.00	BBB	375,343

666	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	645,507

512	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	519,204

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	699,986

318	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	1/13 at 100.00	N/R	318,677

3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38	1/14 at 100.00	AA	3,161,790

500	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA–	525,715

988	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	1,033,023

590	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	649,419

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – AGM Insured	7/15 at 100.00	AA	1,758,656

300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	357,624

170	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	185,045

1,000	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,083,680

2,775	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	3,056,163

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,135,730

4,270	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	No Opt. Call	A+	1,455,045

530	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	573,057

1,000	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21	1/13 at 100.00	A3	1,003,820

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	1,778,650

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R	269,354
310	6.050%, 7/15/32	7/17 at 100.00	N/R	312,579

1,500	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,779,195

555	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	592,723

100	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	97,975
26,959	Total Tax Obligation/Limited			26,070,496

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 5.0% (5)

$1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	12/14 at 100.00	N/R(5)	$1,763,495

2,270	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AAA	2,448,218
3,795	Total U.S. Guaranteed			4,211,713
	Utilities – 7.7%

735	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	780,680

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA	1,129,960

125	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA–	144,253

665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	708,910

1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	1,154,030

500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	513,555

1,100	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	BBB+	1,181,279

750	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	905,130
5,875	Total Utilities			6,517,797
	Water and Sewer – 8.7%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	A	1,036,436

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – SYNCORA GTY Insured	7/16 at 100.00	A	1,067,320

500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	611,920

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AAA	1,498,499

1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27 (WI/DD, Settling 12/06/12)	No Opt. Call	AA–	1,221,920

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
555	4.700%, 4/01/22	4/14 at 100.00	A–	566,006
645	4.900%, 4/01/32	4/17 at 100.00	A–	669,768

830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	731,761
6,950	Total Water and Sewer			7,403,630
$78,569	Total Investments (cost $75,919,024) – 97.8%			82,998,564
	Floating Rate Obligations – (1.0)%			(845,000)
	Other Assets Less Liabilities – 3.2%			2,737,371
	Net Assets – 100%			$84,890,935

20	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 17.1%

	Adams State College, Alamosa, Colorado, Auxiliary Facilities Revenue Bonds, Improvement Series 2009A:
$1,340	5.500%, 5/15/34	5/19 at 100.00	Aa2	$1,566,607
1,000	5.500%, 5/15/39	5/19 at 100.00	Aa2	1,161,380

210	Adams State College, Colorado, Institutional Enterprise Revenue Bonds, Series 2012, 3.125%, 5/15/26	5/22 at 100.00	Aa2	221,283

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – SYNCORA GTY Insured	5/14 at 100.00	A	1,505,693

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,117,910

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – SYNCORA GTY Insured	2/14 at 100.00	A	1,169,279

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	AA–	1,029,340

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 5.250%, 6/15/29	6/17 at 100.00	A	535,680

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012:
750	4.000%, 7/15/27	7/22 at 100.00	A	792,780
575	5.000%, 7/15/37	7/22 at 100.00	A	630,407

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	527,845

100	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37	11/20 at 100.00	A	107,043

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	A	1,102,560

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – SYNCORA GTY Insured	8/15 at 100.00	A	1,062,530

985	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,156,163

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,400,325

500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39	10/19 at 100.00	A	564,055

1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40	5/20 at 100.00	BBB–	1,093,590

195	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012A, 0.000%, 9/01/23	No Opt. Call	A+	228,171

1,300	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,513,005

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Refunding Series 2007:
$220	4.750%, 12/01/14 – RAAI Insured	No Opt. Call	N/R	$230,226
230	4.750%, 12/01/15 – RAAI Insured	No Opt. Call	N/R	245,486
250	4.850%, 12/01/25 – RAAI Insured	12/17 at 100.00	N/R	258,290

500	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 20012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	546,185

	University of Colorado, Enterprise System Revenue Bonds, Series 2009A:
335	5.750%, 6/01/28	6/19 at 100.00	AA+	429,473
500	5.375%, 6/01/32	6/19 at 100.00	AA+	621,890

840	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Refunding Bonds, Series 2011A, 5.000%, 6/01/30	6/21 at 100.00	Aa2	1,005,295

1,000	Western State College of Colorado Board of Trustees, Revenue Bonds, Series 2009, 5.000%, 5/15/34	5/19 at 100.00	Aa2	1,136,420
20,755	Total Education and Civic Organizations			22,958,911
	Health Care – 20.6%

1,000	Aspen Valley Hospital District, Colorado, Revenue Bonds, Refunding Series 2012, 5.000%, 10/15/33	10/22 at 100.00	Baa2	1,119,410

1,500	Colorado Health Facilities Authority, Coloardo, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA–	1,692,840

1,020	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.250%, 5/15/26 – AGM Insured	5/19 at 100.00	AA–	1,178,753

2,240	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A	2,516,482

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	AA	1,119,520

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	5.125%, 10/01/17	No Opt. Call	AA–	598,905
1,000	6.250%, 10/01/33	10/18 at 100.00	AA–	1,216,060

1,550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA–	1,725,646

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 4.000%, 7/01/39	11/22 at 100.00	AA–	1,040,370

1,510	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA–	1,717,353

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/27	1/22 at 100.00	BBB	1,099,910

1,985	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	2,215,875

1,405	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB+	1,538,742

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB	782,063

325	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.625%, 12/01/24 – RAAI Insured	12/16 at 100.00	Baa2	333,268

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,014,120

585	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A+	614,624

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
$515	5.500%, 9/01/25	3/20 at 100.00	BBB	$552,621
600	5.500%, 9/01/30	3/20 at 100.00	BBB	639,984

500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Series 2002, 5.350%, 9/01/17	9/13 at 100.00	BBB	508,925

250	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Refunding Series 2007A, 4.750%, 12/01/27	12/16 at 100.00	BBB+	261,245

300	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	317,193

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	533,965

2,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	2,854,774

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	A1	550,650
25,035	Total Health Care			27,743,298
	Housing/Multifamily – 3.3%

	Colorado Educational and Cultural Facilities Authority, Student Housing Revenue Refunding Bonds Campus Village Apratments Project, Series 2008:
810	5.000%, 6/01/22	8/18 at 100.00	A	922,784
50	5.500%, 6/01/38	8/18 at 100.00	A	55,904

1,100	Colorado Housing and Finance Authority, Multifamily Project, Class I Series 2012A, 4.200%, 10/01/42	10/22 at 100.00	AAA	1,158,883

1,245	Colorado Housing Finance Authority, Multifamily Housing Revenue Bonds, Castle Highlands Apartments Project, Series 2001B, Pass Though Certificates 2001-2, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	11/22 at 100.00	N/R	1,245,535

	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007:
780	4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	Aa3	823,267
260	5.200%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aa3	287,165
4,245	Total Housing/Multifamily			4,493,538
	Housing/Single Family – 0.6%

680	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	785,556

25	Colorado Housing and Finance Authority, Single Family Program Senior Bonds, Series 2000E, 7.000%, 2/01/30 (Alternative Minimum Tax)	4/13 at 100.00	AA	25,504

15	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000B-4, 5.900%, 4/01/31	2/13 at 100.00	AAA	15,033
720	Total Housing/Single Family			826,093
	Industrials – 0.2%

250	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	291,433
	Long-Term Care – 4.3%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	566,215

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A:
250	5.250%, 1/01/14	No Opt. Call	N/R	258,325
100	5.750%, 1/01/26	1/17 at 100.00	N/R	105,281

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 5.250%, 1/01/37	1/22 at 100.00	N/R	$775,980

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 7.000%, 6/01/42	6/22 at 100.00	N/R	547,955

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	1,094,290

780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB–	895,448

400	Colorado Health Facilities Authority, Health and Residential Care Facilities Revenue Bonds, Volunteers of America Care Facilities Obligated Group Projects, Series 2007A, 5.000%, 7/01/15	7/14 at 101.00	N/R	413,580

	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005:
500	5.000%, 12/01/16	12/15 at 100.00	BBB+	540,845
200	5.250%, 12/01/25	12/15 at 100.00	BBB+	209,930

295	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2004A, 5.250%, 6/01/34	6/14 at 100.00	A–	302,472

100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	104,733
5,375	Total Long-Term Care			5,815,054
	Tax Obligation/General – 9.1%

2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	2,549,259

1,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2009A, 5.000%, 12/01/28	6/19 at 100.00	AA+	1,226,850

505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa2	651,743

	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2009:
1,000	5.250%, 12/01/26	12/18 at 100.00	Aa2	1,220,600
1,800	5.250%, 12/01/33	12/18 at 100.00	Aa2	2,141,118

500	Puerto Rico, General Obligation Bonds, Public Improvement Series 2008A, 5.500%, 7/01/18	No Opt. Call	Baa1	557,845

375	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	Baa1	392,794

250	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	Baa1	273,555

	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008:
500	5.250%, 12/01/22	12/18 at 100.00	Aa2	608,370
150	5.250%, 12/01/24	12/18 at 100.00	Aa2	181,265

2,000	St. Vrain Valley School District RE-1J, Boulder, Larimer and Weld Counties, Colorado, General Obligation Bonds, Series 2009, 5.000%, 12/15/33	12/18 at 100.00	Aa2	2,352,919
10,080	Total Tax Obligation/General			12,156,318
	Tax Obligation/Limited – 20.4%

1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BBB+	1,580,771

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA–	514,585

	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008:
425	5.500%, 11/01/19	11/18 at 100.00	Aa2	527,608
1,255	5.500%, 11/01/27	11/18 at 100.00	Aa2	1,507,192

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	$1,810,760

1,540	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/32 – AGM Insured	12/22 at 100.00	AA–	1,663,246

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
225	6.125%, 12/01/19	No Opt. Call	N/R	254,113
440	6.625%, 12/01/24	12/19 at 100.00	N/R	493,390
800	6.875%, 12/01/30	12/19 at 100.00	N/R	903,064

500	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	546,585

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	538,605

835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Finanacing Program, Series 2009, 5.375%, 12/01/27	12/19 at 100.00	A	979,263

500	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	508,795

335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	355,244

350	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	362,824

340	Lone Tree, Colorado, Sales & Use Tax Revenue Bonds, Recreation Projects Series 2008A, 5.000%, 12/01/20	12/18 at 100.00	AA	411,216

500	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	555,655

500	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	A	557,695

295	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.250%, 12/15/18 – ACA Insured	12/16 at 100.00	N/R	291,130

2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	2,406,239

	Park Meadows Business Improvement District, Colorado, Sales Tax Revenue Bonds, Series 2007:
170	5.000%, 12/01/17	No Opt. Call	N/R	186,306
475	5.300%, 12/01/27	12/17 at 100.00	N/R	508,749

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	1,225,536

1,040	Platte Valley Fire Protection District, Colorida, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	Baa1	1,136,304

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AA–	1,221,760

500	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	Baa3	543,120

800	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	908,584

1,150	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	Aa3	1,295,590

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A	$1,099,150

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	N/R	1,472,133

1,000	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39	12/18 at 100.00	N/R	1,068,460
24,975	Total Tax Obligation/Limited			27,433,672
	Transportation – 7.0%

1,440	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	A+	1,696,622

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	A+	1,151,510

300	E-470 Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2007D-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	BBB	328,416

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,575	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB	1,368,943
1,020	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	BBB	809,900
1,215	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	BBB	814,888

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	BBB	766,304

500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB	556,620

660	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Improvement Series 2006B, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R	665,181

750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	794,910

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	Baa3	86,960
255	5.375%, 7/15/25	7/20 at 100.00	Baa3	296,731
9,490	Total Transportation			9,336,985
	U.S. Guaranteed – 6.2% (4)

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008:
300	5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2(4)	383,328
235	5.500%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2(4)	300,274

430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 (Pre-refunded 9/01/13) – AMBAC Insured	9/13 at 100.00	A+(4)	445,145

670	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	5/13 at 100.00	AAA	815,470

510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.500%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2(4)	643,192

2,020	Colorado State, Certificates of Participation, UCDHSC Fitzsimons Academic Projects, Series 2005B, 5.250%, 11/01/24 (Pre-refunded 11/01/15) – NPFG Insured	11/15 at 100.00	AA–(4)	2,297,407

720	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	5/13 at 100.00	Aaa	782,381

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)

$240	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aaa	$290,206

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+(4)	625,066

650	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 (Pre-refunded 12/15/14) – FGIC Insured	12/14 at 100.00	Aa1(4)	720,330

1,000	Eagle Bend Metropolitan District 2, Colorado, General Obligation Bonds, Series 2003, 5.250%, 12/01/23 (Pre-refunded 12/01/13) – RAAI Insured	12/13 at 100.00	A–(4)	1,050,070
7,335	Total U.S. Guaranteed			8,352,869
	Utilities – 3.1%

1,255	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB–	1,389,636

225	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB–	243,158

1,200	Colorado Springs, Colorado, Utility System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48	11/18 at 100.00	AA	1,432,200

425	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	572,042

475	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB+	486,063
3,580	Total Utilities			4,123,099
	Water and Sewer – 7.1%

	Berthoud, Colorado, Wastewater Revenue Bonds, Series 2012:
665	5.000%, 10/15/27 – AGM Insured	10/19 at 100.00	A–	757,635
250	4.000%, 10/15/32 – AGM Insured	10/19 at 100.00	A–	262,943

700	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA–	805,581

500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA–	592,305

	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B:
1,000	4.125%, 8/01/26	8/21 at 100.00	Aa3	1,136,700
1,655	5.000%, 8/01/31	8/21 at 100.00	Aa3	1,962,168

800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 – AGC Insured	12/19 at 100.00	AA–	930,264

735	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Refunding Series 2012, 3.125%, 11/01/27 – AGM Insured	5/22 at 100.00	AA–	769,619

1,990	Ute Water Conservancy District, Mesa County, Colorado, Water Revenue Bonds, Refunding Series 2012, 4.125%, 6/15/26	6/22 at 100.00	AA	2,299,525
8,295	Total Water and Sewer			9,516,740
$120,135	Total Investments (cost $119,574,365) – 99.0%			133,048,010
	Other Assets Less Liabilities – 1.0%			1,361,918
	Net Assets – 100%			$134,409,928

28	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen New Mexico Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 12.8%

$3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding and Improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	A+	$3,545,190

1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	3/13 at 100.00	A2	1,502,850

700	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	803,264

350	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/21	No Opt. Call	A–	404,996

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	756,030

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	3,006,350

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	768,270

750	University of New Mexico, Subordinate Lien System Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/32	6/21 at 100.00	AA	916,920

1,000	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/25 – AGM Insured	6/17 at 100.00	AA	1,154,630
11,300	Total Education and Civic Organizations			12,858,500
	Health Care – 11.7%

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	1,117,680

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	2,068,800

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,096,980

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A, 6.375%, 8/01/32	8/18 at 100.00	AA	2,433,780

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39	8/19 at 100.00	AA	2,211,420

1,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42	8/22 at 100.00	AA	1,703,580

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,120,810
10,500	Total Health Care			11,753,050
	Housing/Multifamily – 3.3%

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA–	2,219,360

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,040,160
3,000	Total Housing/Multifamily			3,259,520
	Housing/Single Family – 5.9%

1,155	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AA+	1,284,695

425	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	474,398

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	$1,061,180

905	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	972,775

760	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	786,281

580	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AA+	600,352

695	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008D-2, 5.500%, 7/01/39	7/18 at 100.00	AA+	724,572
5,520	Total Housing/Single Family			5,904,253
	Information Technology – 0.5%

500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+	543,255
	Long-Term Care – 1.1%

1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	1,104,740
	Tax Obligation/General – 5.0%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – NPFG Insured	4/14 at 100.00	Aa2	2,105,359

2,500	Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012, 5.000%, 8/01/16	No Opt. Call	Aa1	2,897,125
4,470	Total Tax Obligation/General			5,002,484
	Tax Obligation/Limited – 31.4%

1,500	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Revenue Refunding Bonds, Series 2004A, 5.000%, 7/01/37 – AGM Insured	7/14 at 100.00	AAA	1,584,885

1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,928,428

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	A2	1,217,306

1,000	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	1,027,390

110	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Subordinate Series 1998, 5.500%, 6/01/14 – AMBAC Insured	No Opt. Call	N/R	114,997

1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	Aa3	1,184,070

765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	883,567

400	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	454,172

480	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	499,229

700	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	770,924

2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,271,460

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
5,000	0.000%, 8/01/35	No Opt. Call	A+	1,479,650
1,415	5.375%, 8/01/39	2/20 at 100.00	A+	1,536,534

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen New Mexico Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$800	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	$864,992

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA–	5,113,039

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,135	5.000%, 6/01/23	6/20 at 100.00	Aa1	1,389,376
1,095	5.000%, 6/01/24	6/20 at 100.00	Aa1	1,334,225
1,255	5.000%, 6/01/25	6/20 at 100.00	Aa1	1,522,227

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	1,416,598

1,240	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement & Refunding Series 2012A, 5.000%, 6/01/26	6/21 at 100.00	AA+	1,531,834

600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R	617,850

1,765	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	1,962,239

630	Zuni Public School District, New Mexico, Teacher Housing Revenue Bonds, Refunding & Improvement Series 2012, 5.000%, 8/01/24	8/22 at 100.00	A	743,747
30,870	Total Tax Obligation/Limited			31,448,739
	U.S. Guaranteed – 2.0% (4)

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:
405	5.250%, 5/01/25 (Pre-refunded 5/01/13) – AMBAC Insured	5/13 at 100.00	N/R(4)	413,335
545	5.250%, 5/01/28 (Pre-refunded 5/01/13) – AMBAC Insured	5/13 at 100.00	N/R(4)	556,216

1,000	State of New Mexico, State Severance Tax Revenue Bonds, Series 2008-A1, 4.000%, 7/01/14 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1(4)	1,022,100
1,950	Total U.S. Guaranteed			1,991,651
	Utilities – 6.8%

1,100	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB–	1,240,393

1,870	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	2,043,947

1,850	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	1,900,154

1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	1,615,661
6,380	Total Utilities			6,800,155
	Water and Sewer – 17.0%

2,000	Albuquerque and Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AA+	2,272,380

4,000	Albuquerque and Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA+	4,751,000

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,063,330

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aa2	1,089,100

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – NPFG Insured	6/16 at 100.00	AAA	4,433,040

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – NPFG Insured	6/17 at 100.00	AAA	1,140,320

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – NPFG Insured	6/15 at 100.00	Aa3	$1,100,560

1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27	6/19 at 100.00	AAA	1,202,410
15,000	Total Water and Sewer			17,052,140
$90,490	Total Investments (cost $89,571,444) – 97.5%			97,718,487
	Other Assets Less Liabilities – 2.5%			2,514,131
	Net Assets – 100%			$100,232,618

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Assets & Liabilities (Unaudited)

November 30, 2012

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $75,919,024, $119,574,365 and $89,571,444, respectively)	$82,998,564	$133,048,010	$97,718,487
Cash	3,537,042	—	3,346,612
Receivables:
Interest	1,518,719	1,881,442	1,683,278
Investments sold	61,000	558,500	15,188
Shares sold	304,315	196,351	107,191
Other assets	327	488	400
Total assets	88,419,967	135,684,791	102,871,156
Liabilities
Cash overdraft	—	856,937	—
Floating rate obligations	845,000	—	—
Payables:
Dividends	87,925	180,144	73,368
Investments purchased	2,361,930	—	2,364,989
Shares redeemed	143,019	105,457	85,126
Accrued expenses:
Management fees	35,687	58,441	42,302
Trustees fees	293	487	354
12b-1 distribution and service fees	14,419	20,171	26,243
Other	40,759	53,226	46,156
Total liabilities	3,529,032	1,274,863	2,638,538
Net assets	$84,890,935	$134,409,928	$100,232,618
Class A Shares
Net assets	$48,175,690	$61,515,366	$57,005,418
Shares outstanding	4,262,004	5,598,723	5,157,714
Net asset value per share	$11.30	$10.99	$11.05
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.80	$11.47	$11.53
Class B Shares
Net assets	N/A	$330,135	N/A
Shares outstanding	N/A	30,041	N/A
Net asset value and offering price per share	N/A	$10.99	N/A
Class C Shares
Net assets	$10,898,828	$14,615,102	$27,964,168
Shares outstanding	964,916	1,334,122	2,526,606
Net asset value and offering price per share	$11.30	$10.95	$11.07
Class I Shares
Net assets	$25,816,417	$57,949,325	$15,263,032
Shares outstanding	2,281,165	5,285,676	1,372,326
Net asset value and offering price per share	$11.32	$10.96	$11.12
Net assets consist of:
Capital paid-in	$79,278,757	$121,343,821	$92,224,166
Undistributed (Over-distribution of) net investment income	171,205	(34,131)	(79,051)
Accumulated net realized gain (loss)	(1,638,567)	(373,407)	(59,540)
Net unrealized appreciation (depreciation)	7,079,540	13,473,645	8,147,043
Net assets	$84,890,935	$134,409,928	$100,232,618
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01
N/A –	Arizona and New Mexico do not offer Class B Shares.

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2012

	Arizona	Colorado	New Mexico
Investment Income	$1,895,495	$2,988,452	$1,967,526
Expenses
Management fees	207,528	343,471	251,180
12b-1 service fees – Class A	46,541	60,525	55,906
12b-1 distribution and service fees – Class B	N/A	1,595	N/A
12b-1 distribution and service fees – Class C	38,581	49,420	99,570
Interest expense	1,860	—	—
Shareholder servicing agent fees and expenses	17,521	27,942	16,060
Custodian fees and expenses	8,509	16,680	9,103
Trustees fees and expenses	1,099	1,938	1,342
Professional fees	16,866	17,955	18,149
Shareholder reporting expenses	3,885	6,034	4,421
Federal and state registration fees	7,468	10,105	3,597
Other expenses	1,554	745	1,718
Total expenses before custodian fee credit and expense reimbursement	351,412	536,410	461,046
Custodian fee credit	(1,539)	(1,556)	(1,727)
Expense reimbursement	—	(1,145)	—
Net expenses	349,873	533,709	459,319
Net investment income (loss)	1,545,622	2,454,743	1,508,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	261,097	92,330	(1,676)
Net change in unrealized appreciation (depreciation) of investments	1,707,793	3,868,394	1,850,365
Net realized and unrealized gain (loss)	1,968,890	3,960,724	1,848,689
Net increase (decrease) in net assets from operations	$3,514,512	$6,415,467	$3,356,896
N/A –	Arizona and New Mexico do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets (Unaudited)

	Arizona		Colorado		New Mexico
	Six Months Ended 11/30/12	Year Ended 5/31/12	Six Months Ended 11/30/12	Year Ended 5/31/12	Six Months Ended 11/30/12	Year Ended 5/31/12
Operations
Net investment income (loss)	$1,545,622	$2,746,214	$2,454,743	$2,625,447	$1,508,207	$2,875,610
Net realized gain (loss) from investments	261,097	18,903	92,330	51,366	(1,676)	107,209
Change in net unrealized appreciation (depreciation) of investments	1,707,793	4,844,692	3,868,394	4,656,061	1,850,365	5,160,884
Net increase (decrease) in net assets from operations	3,514,512	7,609,809	6,415,467	7,332,874	3,356,896	8,143,703
Distributions to Shareholders
From net investment income:
Class A	(896,428)	(1,759,002)	(1,154,728)	(1,608,139)	(899,309)	(1,891,291)
Class B	N/A	N/A	(5,224)	(11,602)	N/A	N/A
Class C	(168,623)	(285,446)	(215,147)	(355,414)	(360,403)	(647,743)
Class I	(460,623)	(729,095)	(1,103,140)	(706,188)	(240,981)	(385,417)
Decrease in net assets from distributions to shareholders	(1,525,674)	(2,773,543)	(2,478,239)	(2,681,343)	(1,500,693)	(2,924,451)
Fund Share Transactions
Fund reorganization	—	—	—	56,308,429	—	—
Proceeds from sale of shares	11,531,076	15,783,762	25,313,697	20,307,335	9,593,312	17,934,854
Proceeds from shares issued to shareholders due to reinvestment of distributions	977,271	1,474,948	1,410,333	1,609,687	1,028,750	1,880,864
	12,508,347	17,258,710	26,724,030	78,225,451	10,622,062	19,815,718
Cost of shares redeemed	(4,460,157)	(6,816,881)	(14,835,211)	(8,834,703)	(5,723,479)	(10,389,145)
Net increase (decrease) in net assets from Fund share transactions	8,048,190	10,441,829	11,888,819	69,390,748	4,898,583	9,426,573
Net increase (decrease) in net assets	10,037,028	15,278,095	15,826,047	74,042,279	6,754,786	14,645,825
Net assets at the beginning of period	74,853,907	59,575,812	118,583,881	44,541,602	93,477,832	78,832,007
Net assets at the end of period	$84,890,935	$74,853,907	$134,409,928	$118,583,881	$100,232,618	$93,477,832
Undistributed (Over-distribution of) net investment income at the end of period	$171,205	$151,257	$(34,131)	$(10,635)	$(79,051)	$(86,565)
N/A –	Arizona and New Mexico do not offer Class B Shares. Class B Shares of Arizona and New Mexico converted to Class A Shares at the close of business on February 15, 2012 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

36	Nuveen Investments

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Nuveen Investments	37

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ARIZONA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/86)
2013(f)	$11.03	$.22	$.27	$.49	$(.22)	$—	$(.22)	$11.30	4.44%
2012	10.27	.44	.76	1.20	(.44)	—	(.44)	11.03	11.96
2011	10.42	.45	(.15)	.30	(.45)	—	(.45)	10.27	2.94
2010	9.82	.44	.61	1.05	(.45)	—	(.45)	10.42	10.89
2009	10.35	.44	(.52)	(.08)	(.43)	(.02)	(.45)	9.82	(.65)
2008	10.61	.43	(.26)	.17	(.41)	(.02)	(.43)	10.35	1.67
Class C (2/94)
2013(f)	11.02	.19	.27	.46	(.18)	—	(.18)	11.30	4.24
2012	10.26	.38	.76	1.14	(.38)	—	(.38)	11.02	11.34
2011	10.41	.40	(.16)	.24	(.39)	—	(.39)	10.26	2.35
2010	9.81	.39	.61	1.00	(.40)	—	(.40)	10.41	10.31
2009	10.34	.39	(.53)	(.14)	(.37)	(.02)	(.39)	9.81	(1.23)
2008	10.60	.37	(.26)	.11	(.35)	(.02)	(.37)	10.34	1.09
Class I (2/97)
2013(f)	11.04	.23	.27	.50	(.22)	—	(.22)	11.32	4.61
2012	10.27	.46	.77	1.23	(.46)	—	(.46)	11.04	12.24
2011	10.43	.47	(.16)	.31	(.47)	—	(.47)	10.27	3.02
2010	9.82	.46	.62	1.08	(.47)	—	(.47)	10.43	11.19
2009	10.35	.46	(.53)	(.07)	(.44)	(.02)	(.46)	9.82	(.46)
2008	10.61	.45	(.26)	.19	(.43)	(.02)	(.45)	10.35	1.84

38	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$48,176	.86	%*	.86	%*	3.88	%*	3%
45,209	.90		.90		4.10		4
38,379	.89		.89		4.39		6
46,701	.89		.89		4.34		2
47,006	.92		.92		4.52		27
50,543	1.03		.93		4.05		19

10,899	1.41	*	1.41	*	3.33	*	3
9,677	1.45		1.45		3.55		4
7,104	1.44		1.44		3.83		6
7,531	1.44		1.44		3.79		2
6,983	1.47		1.47		3.96		27
8,642	1.58		1.48		3.50		19

25,816	.66	*	.66	*	4.09	*	3
19,968	.70		.70		4.30		4
13,625	.69		.69		4.59		6
12,885	.69		.69		4.54		2
12,273	.72		.72		4.72		27
14,191	.83		.73		4.25		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

COLORADO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/87)
2013(g)	$10.66	$.20	$.34	$.54	$(.21)	$—	$(.21)	$10.99	5.08%
2012	9.89	.42	.78	1.20	(.43)	—	(.43)	10.66	12.40
2011	10.07	.44	(.19)	.25	(.43)	—	(.43)	9.89	2.58
2010	9.48	.44	.58	1.02	(.43)	—	(.43)	10.07	10.98
2009	10.09	.43	(.62)	(.19)	(.42)	—	(.42)	9.48	(1.67)
2008	10.32	.41	(.22)	.19	(.42)	—	(.42)	10.09	1.91
Class B (2/97)
2013(g)	10.67	.16	.33	.49	(.17)	—	(.17)	10.99	4.61
2012	9.89	.35	.78	1.13	(.35)	—	(.35)	10.67	11.65
2011	10.08	.36	(.19)	.17	(.36)	—	(.36)	9.89	1.70
2010	9.48	.36	.60	.96	(.36)	—	(.36)	10.08	10.28
2009	10.09	.36	(.62)	(.26)	(.35)	—	(.35)	9.48	(2.44)
2008	10.32	.34	(.23)	.11	(.34)	—	(.34)	10.09	1.13
Class C (2/97)
2013(g)	10.63	.17	.33	.50	(.18)	—	(.18)	10.95	4.71
2012	9.86	.37	.78	1.15	(.38)	—	(.38)	10.63	11.83
2011	10.05	.38	(.19)	.19	(.38)	—	(.38)	9.86	1.92
2010	9.45	.38	.60	.98	(.38)	—	(.38)	10.05	10.51
2009	10.06	.38	(.62)	(.24)	(.37)	—	(.37)	9.45	(2.25)
2008	10.30	.36	(.23)	.13	(.37)	—	(.37)	10.06	1.28
Class I (2/97)
2013(g)	10.64	.21	.33	.54	(.22)	—	(.22)	10.96	5.09
2012	9.86	.44	.79	1.23	(.45)	—	(.45)	10.64	12.73
2011	10.05	.46	(.20)	.26	(.45)	—	(.45)	9.86	2.67
2010	9.45	.45	.60	1.05	(.45)	—	(.45)	10.05	11.32
2009	10.07	.45	(.62)	(.17)	(.45)	—	(.45)	9.45	(1.55)
2008	10.31	.43	(.23)	.20	(.44)	—	(.44)	10.07	2.06

40	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement(d)						Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses Including Interest(f)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(f)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$61,515	.86	%*	.86	%*	3.77	%*	.86	%*	.86	%*	3.77	%*	5%
54,622	.94		.94		4.10		.94		.94		4.11		5
30,067	.91		.91		4.41		.91		.91		4.41		14
31,964	.91		.91		4.44		.91		.91		4.44		5
28,820	.95		.95		4.60		.95		.95		4.60		12
30,448	.93		.93		4.04		.93		.93		4.04		28

330	1.61	*	1.61	*	3.04	*	1.61	*	1.61	*	3.04	*	5
338	1.69		1.69		3.40		1.69		1.69		3.41		5
346	1.66		1.66		3.65		1.66		1.66		3.65		14
689	1.66		1.66		3.70		1.66		1.66		3.70		5
1,046	1.69		1.69		3.82		1.69		1.69		3.82		12
1,851	1.68		1.68		3.30		1.68		1.68		3.30		28

14,615	1.41	*	1.41	*	3.21	*	1.41	*	1.41	*	3.21	*	5
11,514	1.50		1.50		3.57		1.49		1.49		3.57		5
8,694	1.46		1.46		3.86		1.46		1.46		3.86		14
8,796	1.46		1.46		3.89		1.46		1.46		3.89		5
7,488	1.50		1.50		4.04		1.50		1.50		4.04		12
8,418	1.48		1.48		3.49		1.48		1.48		3.49		28

57,949	.66	*	.66	*	3.97	*	.66	*	.66	*	3.98	*	5
52,110	.72		.72		4.18		.72		.72		4.19		5
5,435	.71		.71		4.60		.71		.71		4.60		14
3,511	.71		.71		4.63		.71		.71		4.63		5
3,756	.74		.74		4.78		.74		.74		4.78		12
5,428	.74		.74		4.23		.74		.74		4.23		28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(g)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW MEXICO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/92)
2013(f)	$10.85	$.18	$.20	$.38	$(.18)	$—	$(.18)	$11.05	3.49%
2012	10.19	.37	.67	1.04	(.38)	—	(.38)	10.85	10.39
2011	10.36	.40	(.16)	.24	(.41)	—	(.41)	10.19	2.38
2010	9.93	.41	.44	.85	(.42)	—	(.42)	10.36	8.72
2009	10.24	.42	(.32)	.10	(.41)	—	(.41)	9.93	1.19
2008	10.36	.41	(.12)	.29	(.41)	—	(.41)	10.24	2.82
Class C (2/97)
2013(f)	10.86	.15	.21	.36	(.15)	—	(.15)	11.07	3.33
2012	10.20	.32	.67	.99	(.33)	—	(.33)	10.86	9.81
2011	10.38	.35	(.17)	.18	(.36)	—	(.36)	10.20	1.74
2010	9.95	.35	.45	.80	(.37)	—	(.37)	10.38	8.13
2009	10.26	.37	(.32)	.05	(.36)	—	(.36)	9.95	.63
2008	10.38	.36	(.13)	.23	(.35)	—	(.35)	10.26	2.23
Class I (2/97)
2013(f)	10.91	.19	.21	.40	(.19)	—	(.19)	11.12	3.68
2012	10.25	.40	.66	1.06	(.40)	—	(.40)	10.91	10.57
2011	10.42	.43	(.17)	.26	(.43)	—	(.43)	10.25	2.60
2010	10.00	.43	.43	.86	(.44)	—	(.44)	10.42	8.80
2009	10.30	.44	(.31)	.13	(.43)	—	(.43)	10.00	1.47
2008	10.41	.43	(.12)	.31	(.42)	—	(.42)	10.30	3.09

42	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$57,005	.83	%*	.83	%*	3.24	%*	2%
55,040	.88		.88		3.55		15
51,278	.86		.86		3.96		2
55,167	.87		.87		4.02		7
50,256	.90		.90		4.32		7
49,402	.89		.89		3.98		9

27,964	1.38	*	1.38	*	2.69	*	2
25,046	1.43		1.43		2.99		15
19,046	1.41		1.41		3.40		2
14,706	1.41		1.41		3.46		7
8,352	1.45		1.45		3.77		7
7,484	1.44		1.44		3.43		9

15,263	.63	*	.63	*	3.44	*	2
13,392	.68		.68		3.73		15
7,764	.66		.66		4.18		2
4,695	.66		.66		4.21		7
2,276	.70		.70		4.51		7
1,376	.69		.69		4.18		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for New Mexico), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal income tax and its respective state personal income tax. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Funds’ Sub-Adviser, Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly owned subsidiary of the Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a

44	Nuveen Investments

when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2012, Arizona had outstanding when-issued/delayed delivery purchase commitments of $1,206,850. There were no such outstanding purchase commitments in Colorado or New Mexico.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Arizona and New Mexico do not issue Class B Shares. Colorado will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2012, Colorado and New Mexico did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At November 30, 2012, the Funds did not have any exposure to externally deposited Recourse Trusts.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Fund during the six months ended November 30, 2012, was as follows:

Arizona
Average floating rate obligations outstanding	$558,716
Average annual interest rate and fees	0.66%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

46	Nuveen Investments

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period.

Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$82,998,564	$—	$82,998,564

Colorado	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$133,048,010	$—	$133,048,010

New Mexico	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$97,718,487	$—	$97,718,487
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Six-Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	330,422	$3,674,851	531,990	$5,652,542
Class A – automatic conversion of Class B Shares	—	—	26,932	294,887
Class B(1)	—	—	273	2,796
Class C	143,335	1,591,329	250,888	2,706,402
Class I	562,712	6,264,896	670,590	7,127,135
Shares issued to shareholders due to reinvestment of distributions:
Class A	51,543	574,995	90,912	971,330
Class B(1)	—	—	357	3,749
Class C	10,185	113,533	15,862	169,339
Class I	25,827	288,743	30,929	330,530
	1,124,024	12,508,347	1,618,733	17,258,710
Shares redeemed:
Class A	(218,417)	(2,430,024)	(289,992)	(3,096,842)
Class B(1)	—	—	(19,284)	(201,387)
Class B – automatic conversion to Class A Shares	—	—	(26,907)	(294,887)
Class C	(66,599)	(739,687)	(81,396)	(865,626)
Class I	(115,864)	(1,290,446)	(219,423)	(2,358,139)
	(400,880)	(4,460,157)	(637,002)	(6,816,881)
Net increase (decrease)	723,144	$8,048,190	981,731	$10,441,829
(1)	Class B Shares of Arizona converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

48	Nuveen Investments

	Colorado
	Six-Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(2)
Class A	—	$—	1,412,262	$14,867,978
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	3,945,657	41,440,451
Shares sold:
Class A	1,183,632	12,704,351	1,015,441	10,413,768
Class A – automatic conversion of Class B Shares	—	—	1,316	13,414
Class B	32	353	4,322	45,241
Class C	368,892	3,950,191	312,803	3,226,538
Class I	808,237	8,658,802	632,518	6,608,374
Shares issued to shareholders due to reinvestment of distributions:
Class A	76,061	820,868	104,859	1,083,218
Class B	438	4,712	977	10,063
Class C	14,532	156,393	23,944	246,114
Class I	39,777	428,360	26,158	270,292
	2,491,601	26,724,030	7,480,257	78,225,451
Shares redeemed:
Class A	(782,611)	(8,444,875)	(452,961)	(4,656,311)
Class B	(2,113)	(22,832)	(7,246)	(74,765)
Class B – automatic conversion to Class A Shares	—	—	(1,315)	(13,414)
Class C	(132,070)	(1,416,553)	(135,724)	(1,384,094)
Class I	(459,774)	(4,950,951)	(257,889)	(2,706,119)
	(1,376,568)	(14,835,211)	(855,135)	(8,834,703)
Net increase (decrease)	1,115,033	$11,888,819	6,625,122	$69,390,748
(2)	Refer to Footnote 8 – Fund Reorganization for further details.

	New Mexico
	Six-Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	333,090	$3,625,995	427,754	$4,536,900
Class A – automatic conversion of Class B Shares	—	—	58,748	622,524
Class B(1)	—	—	17	177
Class C	300,927	3,285,709	648,081	6,875,791
Class I	244,523	2,681,608	555,353	5,899,462
Shares issued to shareholders due to reinvestment of distributions:
Class A	63,472	694,052	131,780	1,388,576
Class B(1)	—	—	695	7,244
Class C	21,255	232,872	37,624	397,535
Class I	9,251	101,826	8,247	87,509
	972,518	10,622,062	1,868,299	19,815,718
Shares redeemed:
Class A	(314,000)	(3,424,319)	(577,797)	(6,033,489)
Class B(1)	—	—	(15,000)	(156,922)
Class B – automatic conversion to Class A Shares	—	—	(58,748)	(622,524)
Class C	(101,192)	(1,106,478)	(246,453)	(2,577,820)
Class I	(108,578)	(1,192,682)	(94,051)	(998,390)
	(523,770)	(5,723,479)	(992,049)	(10,389,145)
Net increase (decrease)	448,748	$4,898,583	876,250	$9,426,573
(1)	Class B Shares of New Mexico converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2012, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$10,690,975	$18,107,277	$8,373,301
Sales and maturities	2,050,500	6,207,761	1,511,440

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$74,941,549	$119,491,748	$89,570,281
Gross unrealized:
Appreciation	$7,295,087	$13,742,507	$8,148,262
Depreciation	(83,651)	(186,245)	(56)
Net unrealized appreciation (depreciation) of investments	$7,211,436	$13,556,262	$8,148,206

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of net assets at May 31, 2012, the Funds’ last tax year end, as follows:

	Arizona	Colorado	New Mexico
Capital paid-in	$96	$(150,466)	$(52,434)
Undistributed (Over-distribution of) net investment income	(233)	4,343	(1,891)
Accumulated net realized gain (loss)	137	146,123	54,325

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ last tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$249,166	$337,287	$161,061
Undistributed net ordinary income**	304	64	—
Undistributed net long-term capital gains	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2012 through May 31, 2012, and paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2012 was designated for purposes of the dividends paid deduction as follows:

2012	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$2,749,339	$2,439,179	$2,926,256
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2012, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Arizona	Colorado*	New Mexico
Expiration:
May 31, 2016	$—	$251,245	$—
May 31, 2017	—	214,504	57,864
May 31, 2018	1,053,409	—	—
Total	$1,053,409	$465,749	$57,864
*	A portion of Colorado’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

50	Nuveen Investments

During the Funds’ last tax year ended May 31, 2012, the following Funds utilized capital loss carryforwards as follows:

	Colorado	New Mexico
Utilized capital loss carryforwards	$51,896	$109,100

At May 31, 2012, the Funds’ last tax year end, $145,591 and $52,434, respectively, of Colorado’s and New Mexico’s capital loss carryforward expired.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended May 31, 2012, the following Fund generated post-enactment capital losses as follows:

Arizona
Post-enactment losses:
Short-term Long-term	$	— 846,306

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2012, the complex-level fee rate was .1684% for Arizona and New Mexico and .1808% for Colorado.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

In connection with the reorganization of Nuveen Colorado Tax Free Fund (“Colorado Tax Free”) into Colorado (the “Reorganization”), (as described in Footnote 8 – Fund Reorganization), effective after the close of business on March 9, 2012, the Adviser has agreed to limit total management fees of Colorado to .53% for a period of twelve months following the closing date of the Reorganization.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2012, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected	$100,846	$113,029	$68,625
Paid to financial intermediaries	86,123	100,777	57,769

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances	$17,336	$70,032	$32,435

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained	$14,344	$18,770	$29,303

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2012, as follows:

	Arizona	Colorado	New Mexico
CDSC retained	$1,512	$932	$1,561

8. Fund Reorganization

During the fiscal year ended May 31, 2012, Nuveen Colorado Tax Free Fund (“Colorado Tax Free”) was reorganized into Colorado (the “Reorganization”). Colorado Tax Free is the “Acquired Fund.” Colorado is the “Acquiring Fund.”

The Adviser proposed the Reorganization of the Acquired Fund into the Acquiring Fund, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Fund’s Board of Directors determined that the Reorganization was in the best interest of the Acquired Fund and that the interests of existing shareholders would not be diluted as a result of the Reorganization. The Board of Directors unanimously approved the Reorganization on September 20, 2011.

A special meeting of Colorado Tax Free’s shareholders was held on February 16, 2012, for the purpose of voting on the Reorganization, at which time, the Reorganization was approved. The Reorganization was consummated at the close of business on March 9, 2012.

Upon consummation of the Reorganization, the Acquired Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund’s shares of equal value. The Acquiring Fund’s shares were then distributed to the Acquired Fund’s shareholders and the Acquired Fund was terminated. As a result of the Reorganization, the Acquired Fund’s shareholders became shareholders of the Acquiring Fund and the Acquired Fund’s shareholders received the Acquiring Fund’s shares with a total value equal to the total value of its Acquired Fund’s shares immediately prior to the closing of its Reorganization.

The Reorganization was structured to qualify as tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Acquired Fund’s shareholders will recognize no gain or loss for federal income tax purposes as a result of the

52	Nuveen Investments

Reorganization. Prior to the closing of the Reorganization, the Acquired Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the Reorganization was as follows:

Colorado Tax Free
Cost of investments	$50,579,732
Fair value of investments	55,805,497
Unrealized appreciation (depreciation) of investments	5,225,765

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and net asset value (“NAV”) per share immediately before and after the Reorganization are as follows:

Acquired Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
Colorado Tax Free
Class A Shares	1,165,039	$12,479,625	$10.71
Class C1 Shares	223,603	2,388,353	10.68
Class I Shares	3,858,263	41,440,451	10.74

Acquired Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
Colorado
Class A Shares	3,498,854	$36,835,142	$10.53
Class B Shares	32,202	339,093	10.53
Class C Shares	1,018,053	10,685,991	10.50
Class I Shares	749,443	7,871,281	10.50

Acquiring Fund – Post Reorganization	Shares Outstanding	Net Assets	NAV per Share
Colorado
Class A Shares	4,911,116	$51,703,120	$10.53
Class B Shares	32,202	339,093	10.53
Class C Shares	1,018,053	10,685,991	10.50
Class I Shares	4,695,100	49,311,731	10.50

The beginning of the Acquired Fund’s fiscal period was June 1, 2011.

Assuming the Reorganization had been completed on June 1, 2011, the beginning of the Acquiring Fund’s fiscal period, the pro forma results of operations for the Acquired Fund for the period June 1, 2011 through March 9, 2012, the Fund’s Reorganization date, are as follows:

Colorado Tax Free
Net investment income (loss)	$(36,740)
Net realized and unrealized gains (losses)	5,338,911
Change in net assets resulting from operations	3,855,169

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it was not practicable to separate the amounts of revenue and earnings of the Acquired Fund that had been included in the Statement of Operations since the Reorganization was consummated.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Maturity: For a bond fund or defined portfolio, the average of the stated maturity dates of the fixed-income securities held. In general, the longer the average maturity, the greater the fund’s or defined portfolio’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile, portfolio.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Arizona Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Arizona Municipal Debt Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Colorado Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Colorado Municipal Debt Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Arizona Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Arizona municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Colorado Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Colorado municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P New Mexico Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Mexico municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS2-1112P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Maryland Municipal Bond Fund	NMDAX	NBMDX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPMMX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	NFVBX	FVACX	NMVAX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio managers Thomas Spalding, CFA, and Paul Brennan, CFA, examine key investment strategies and the performance of the Nuveen Maryland Municipal Bond Fund, the Nuveen Pennsylvania Municipal Bond Fund and the Nuveen Virginia Municipal Bond Fund. Tom has managed the Maryland and Virginia Funds since 2011 and Paul has managed the Pennsylvania Fund since 2011.

How did the Funds perform during the six-month period ending November 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2012. The tables also compare these returns to each Fund’s benchmark index and its appropriate Lipper classification average.

During the past six months, the Class A Shares at net asset value (NAV) of the Pennsylvania and Virginia Funds outperformed the S&P Municipal Bond Index as well the their state specific S&P Index and respective Lipper peer group classification averages, while the Maryland Fund’s Class A Shares at NAV trailed the S&P Index and, to a lesser degree, its Lipper classification average.

Going forward, the Funds will only be compared to the primary S&P Municipal Bond Index, as the secondary S&P state specific benchmarks will no longer be used. Nuveen Fund Advisors, LLC believes that the S&P Municipal Bond Index is reflective of the Fund’s strategy and provides an appropriate performance comparison for shareholders.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Maryland and Virginia Municipal Bond Funds

The primary factor underlying the Nuveen Maryland Municipal Bond Fund’s significant underperformance compared to the S&P Municipal Bond Index was having a much shorter duration than the national benchmark. In other words, the Fund was considerably less sensitive to the beneficial effects of declining long-term interest rates.

Nuveen Investments	5

This lower than benchmark duration was mainly a function of the relative lack of supply in the Maryland municipal bond marketplace. During the six-month reporting period, new issuance of Maryland tax-exempt bonds was down 2% relative to the same six months in 2011. By comparison, the national municipal market experienced a supply increase of 11% during the same time frame. Therefore, with few new Maryland bonds to choose from during the period, we were not able to find many of the long duration bonds we typically would have favored. This factor, coupled with the Fund’s relatively short duration at the start of the six-month time span, meant that the Fund was unable to keep pace with the Index during a strong period for the municipal market.

Due to the constrained supply in the state’s primary municipal bond market, we looked for purchase opportunities in the secondary market, with many of these additions to the portfolio offering somewhat higher credit quality than we might have preferred in previous years. This situation reflected the fact that credit spreads have narrowed for some time, indicating that as municipal bonds have rallied, the premium demanded by investors for assuming more credit risk by buying lower rated bonds has shrunk substantially. Accordingly, the risk/reward trade-off for buying bonds with lower credit ratings was less advantageous, requiring us to be more selective when purchasing lower rated issues. Given the high quality nature of most Maryland issuance, the combination of more opportunities and what we saw as better value led us toward higher quality purchases.

In addition to our secondary market purchases, we took advantage of select opportunities in the new issue bond market as attractive issues came available. The purchases tended to be made at par value or at premium prices, given the long rally in municipal bond prices and the challenge to find bond issues providing exceptional value. This is not to say that value was unavailable, just that it has required managers to be more discriminating in search of it.

During the period, we added various health care bond issues, including one of our larger purchases of the period, Maryland Health and Education bonds for Frederick Memorial Hospital. These lower investment-grade bonds were priced at a premium but, in our opinion, represented a solid credit with the potential to provide a steady income stream during the Fund’s ownership period. Other purchases included a Maryland Health and Education bond issue for Goucher College, rated A-, maturing in 2034 and bought at a premium in August. We liked these securities for their ability to generate income for the Fund rather than their appreciation potential.

The Nuveen Virginia Municipal Bond Fund slightly outperformed the national municipal bond market, as measured by the S&P Municipal Bond Index. While the Fund’s duration was slightly shorter than the benchmark’s during the period, which was a negative factor for results, we were able to make up much of that performance gap through favorable positioning in individual bonds. Compared with the Maryland Fund, we were able to be more selective in our bond purchases because of a healthier level of Virginia supply during the period, issuance in Virginia was up 30% during the six-month period on a year-over-year basis.

Among the best performing individual bond issues we added during the period were Virginia tobacco securitization bonds and several transportation bond issues, including

6	Nuveen Investments

the Virginia Small Business Authority bonds for the Elizabeth River Crossing tunnel project in the Newport News area. The Fund also benefited from its allocation to various zero coupon bonds, which, because of their high degree of interest rate sensitivity, were especially helped by the falling rate environment.

With elevated Virginia bond supply during the period, we participated actively in both the primary and secondary municipal markets, seeking to keep the Fund fully invested as we received new cash in the portfolio from bond calls, bond maturities and new shareholder inflows. When we identified attractive opportunities to do so, we bought a number of bonds trading at medium to modest discounts, offering intermediate and longer maturities and providing mid to lower investment grade quality, a focus that could periodically be challenging in a state that tends to feature a wider variety of higher quality issuance.

Nuveen Pennsylvania Municipal Bond Fund

Falling interest rates throughout the period added to the results of municipal bonds in general as well as the Nuveen Pennsylvania Municipal Bond Fund, which outperformed the S&P Municipal Bond Index. On a relative basis, the Fund’s results were lifted by favorable duration positioning, as the portfolio was structured to be more responsive than the Index to changes in interest rates. So, as long-term rates declined, the Fund was well prepared to benefit.

Also contributing to the Fund’s performance was the portfolio’s credit quality positioning. Against a backdrop of prolonged low interest rates, investors were more willing to take on increased credit risk in exchange for the potential to generate extra income, even as that income premium continued to decline. In this environment, lower rated issues outperformed their higher rated counterparts, and the Fund’s elevated exposure relative to the benchmark in bonds with credit ratings of A and lower helped support the Fund’s performance during the period.

Certain market sectors tend to feature a larger proportion of bonds with these lower credit ratings, and accordingly, the Fund benefited from its exposure to these areas. For example, the Fund had bigger allocations to health care and higher education bonds, both of which generated above market performance. The Fund also gained from its holdings in a variety of tax-backed bonds, which, as a category, enjoyed positive results.

In contrast, the Fund had a modest exposure to pre-refunded bonds. These securities are notable for their very short maturity dates and high level of credit quality. Given that both characteristics were out of favor during the period, our allocation to this category was a detriment on a relative basis, as the bonds’ return did not keep pace with that of the market.

Our new purchases during the six-month period took place across a handful of sectors, with the most activity occurring among health care, general obligation (GO) and higher education borrowers, all of which saw their allocation in the portfolio rise modestly. In health care, we added a number of bonds from hospital issuers, which were active issuers of debt in the period, while many universities and colleges within Pennsylvania were refinancing outstanding debt to take advantage of favorable interest-rate conditions and thus pursue needed projects on their campuses.

Nuveen Investments	7

Among general GO bonds, our largest purchase was bonds issued by Allegheny County, which, as one of the state’s larger sources of economic activity, brought to market a large bond issue during the period that we believed offered a good risk/reward trade-off for our shareholders. We also purchased GO bonds of various smaller issues whose projects we believed were essential to the communities in which they serve. To a lesser extent, we took advantage of opportunities to buy toll road bonds which provide financing for the state’s capital improvement of its toll road system.

Most of our new purchases were bonds with longer maturities, which we believed continued to offer better value than shorter dated bonds, even though we think that additional value had decreased in light of the municipal market’s strong rally. Our purchases were spread across multiple credit rating categories, mostly ranging from AA to BBB, as we were finding it necessary to become more careful in selecting lower rated bonds that we believed had the potential to outperform. To finance our purchases, we applied the cash from new shareholder investments as well as the proceeds of bond calls and maturities, and we engaged in very limited bond selling during the period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

All share classes of the Nuveen Maryland Municipal Bond Fund experienced three monthly dividend reductions. All share classes of the Nuveen Pennsylvania Municipal Bond Fund received one monthly dividend reduction as well as the Class A and I Shares of the Nuveen Virginia Municipal Bond Fund. The remaining Class A and I Shares of the Virginia Fund experienced two monthly distribution reduction.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2012, all three Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Maryland Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.48%	9.99%	5.92%	5.10%
Class A Shares at maximum Offering Price	-0.87%	5.37%	5.01%	4.66%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
S&P Maryland Municipal Bond Index**	3.32%	8.11%	5.58%	5.09%
Lipper Maryland Municipal Debt Funds Classification Average**	3.74%	10.07%	5.02%	4.30%

Class B Shares w/o CDSC	3.10%	9.20%	5.12%	4.47%
Class B Shares w/CDSC	-1.90%	5.20%	4.96%	4.47%
Class C Shares	3.22%	9.43%	5.34%	4.52%
Class I Shares	3.59%	10.21%	6.13%	5.31%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.06%	6.92%	5.73%	4.73%
Class A Shares at maximum Offering Price	-2.24%	2.39%	4.83%	4.29%
Class B Shares w/o CDSC	1.77%	6.25%	4.95%	4.11%
Class B Shares w/CDSC	-3.23%	2.25%	4.79%	4.11%
Class C Shares	1.88%	6.47%	5.17%	4.16%
Class I Shares	2.25%	7.24%	5.96%	4.94%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.39%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Nuveen Pennsylvania Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.97%	11.98%	6.11%	5.37%
Class A Shares at maximum Offering Price	0.60%	7.31%	5.19%	4.91%
S&P Pennsylvania Municipal Bond Index**	4.04%	10.10%	6.00%	5.50%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
Lipper Pennsylvania Municipal Debt Funds Classification Average**	4.67%	11.70%	5.35%	4.71%

Class B Shares w/o CDSC	4.67%	11.25%	5.34%	4.75%
Class B Shares w/CDSC	-0.33%	7.25%	5.18%	4.75%
Class C Shares	4.71%	11.42%	5.53%	4.79%
Class I Shares	5.17%	12.30%	6.33%	5.58%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.67%	8.49%	5.81%	5.02%
Class A Shares at maximum Offering Price	-0.67%	3.93%	4.91%	4.57%
Class B Shares w/o CDSC	3.19%	7.69%	5.02%	4.38%
Class B Shares w/CDSC	-1.81%	3.69%	4.86%	4.38%
Class C Shares	3.30%	7.93%	5.23%	4.44%
Class I Shares	3.76%	8.79%	6.05%	5.23%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Virginia Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.64%	11.08%	6.06%	5.43%
Class A Shares at maximum Offering Price	0.23%	6.41%	5.15%	4.97%
S&P Virginia Municipal Bond Index**	4.08%	9.09%	5.52%	5.30%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
Lipper Virginia Municipal Debt Funds Classification Average**	4.48%	11.08%	4.87%	4.53%

Class B Shares w/o CDSC	4.25%	10.29%	5.26%	4.81%
Class B Shares w/CDSC	-0.75%	6.29%	5.10%	4.81%
Class C Shares	4.35%	10.60%	5.48%	4.87%
Class I Shares	4.74%	11.40%	6.27%	5.64%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.07%	7.57%	5.79%	5.05%
Class A Shares at maximum Offering Price	-1.27%	3.02%	4.89%	4.60%
Class B Shares w/o CDSC	2.69%	6.79%	5.00%	4.44%
Class B Shares w/CDSC	-2.31%	2.79%	4.83%	4.44%
Class C Shares	2.79%	7.00%	5.20%	4.47%
Class I Shares	3.16%	7.77%	5.99%	5.25%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.80%
Class B Shares	1.55%
Class C Shares	1.35%
Class I Shares	0.60%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Yields as of November 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Maryland Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[4]	3.24%	2.06%	3.01%
Class B Shares	2.65%	1.40%	2.05%
Class C Shares	2.87%	1.60%	2.34%
Class I Shares	3.59%	2.35%	3.44%

Nuveen Pennsylvania Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[4]	3.43%	2.04%	2.92%
Class B Shares	2.84%	1.93%	2.77%
Class C Shares	3.02%	1.58%	2.26%
Class I Shares	3.75%	2.32%	3.32%

Nuveen Virginia Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[4]	3.24%	2.01%	2.96%
Class B Shares	2.62%	1.36%	2.00%
Class C Shares	2.82%	1.55%	2.28%
Class I Shares	3.55%	2.29%	3.37%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

4	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	13

Holding Summaries as of November 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	21.9%
Tax Obligation/Limited	20.5%
Tax Obligation/General	14.5%
U.S. Guaranteed	6.9%
Education and Civic Organizations	6.9%
Housing/Single Family	5.4%
Industrials	4.6%
Long-Term Care	4.3%
Other	15.0%

Portfolio Composition[1]
Health Care	22.4%
Tax Obligation/General	21.5%
Education and Civic Organizations	13.7%
Tax Obligation/Limited	9.2%
Transportation	7.9%
Water and Sewer	7.8%
U.S. Guaranteed	6.3%
Other	11.2%

Portfolio Composition[1]
Tax Obligation/Limited	25.7%
Transportation	17.2%
Health Care	14.2%
U.S. Guaranteed	8.7%
Education and Civic Organizations	6.7%
Consumer Staples	5.4%
Tax Obligation/General	4.7%
Long-Term Care	4.6%
Other	12.8%

1	As a percentage of total investments. Holdings are subject to change.

14	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Maryland Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,034.80	$1,031.00	$1,032.20	$1,035.90	$1,020.91	$1,017.15	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.23	$8.04	$7.03	$3.22	$4.20	$7.99	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Pennsylvania Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,049.70	$1,046.70	$1,047.10	$1,051.70	$1,021.01	$1,017.20	$1,018.25	$1,022.01
Expenses Incurred During Period	$4.16	$8.06	$6.98	$3.14	$4.10	$7.94	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.57%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Virginia Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,046.40	$1,042.50	$1,043.50	$1,047.40	$1,021.06	$1,017.30	$1,018.30	$1,022.06
Expenses Incurred During Period	$4.10	$7.94	$6.92	$3.08	$4.05	$7.84	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 3.5%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$150	5.000%, 9/01/14 – SYNCORA GTY Insured	No Opt. Call	BB+	$154,689
945	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	989,689
180	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	187,565
40	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	41,540
4,865	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	4,992,754

85	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	BB+	89,603

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	701,920
7,265	Total Consumer Discretionary			7,157,760
	Consumer Staples – 3.4%

15,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	1,171,500

	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002:
3,450	5.375%, 5/15/33	5/13 at 100.00	BBB+	3,453,899
495	5.500%, 5/15/39	5/13 at 100.00	BBB	495,559

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/13 at 100.00	A3	114,951

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,786,725
20,570	Total Consumer Staples			7,022,634
	Education and Civic Organizations – 6.7%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,077,280

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	632,619

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	674,302

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	1/13 at 100.00	BBB–	500,375

700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	825,125

650	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A, 5.000%, 7/01/13	No Opt. Call	AA+	668,480

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	2,008,885

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	1,165,650

255	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	278,098

	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A:
705	5.500%, 5/01/20	5/15 at 100.00	N/R	743,451
500	6.000%, 5/01/35	5/15 at 100.00	N/R	525,655

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	AA	884,446

475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	Aa3	572,731

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	$1,849,185

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,272,650
12,490	Total Education and Civic Organizations			13,678,932
	Health Care – 21.3%

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	735,744

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	2,467,340

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	1,107,040

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A	847,183

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	770,001

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A3	1,066,000
475	5.000%, 7/01/37	7/22 at 100.00	A3	536,926

2,805	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	2,811,648

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	991,031

1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32 (WI/DD, Settling 12/05/12)	7/22 at 100.00	Baa1	1,787,661

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	1/13 at 100.00	A+	2,005,820

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,801,368

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	844,047

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	905,063

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,541,265

900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	1,014,192

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	670,744
440	5.500%, 7/01/42	7/17 at 100.00	BBB	474,553

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,128,089

2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	2,776,120

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A	1,459,992
900	5.000%, 7/01/40	7/15 at 100.00	A	933,642

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$895	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	$1,001,344

615	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A2	764,513

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	509,070

675	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	725,200

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa1	1,149,920

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	1/18 at 100.00	BBB	1,655,580
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB	3,719,540
800	6.000%, 1/01/43	1/18 at 100.00	BBB	887,888

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	BBB	2,095,221

1,360	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14	1/13 at 100.00	B3	1,360,558
40,220	Total Health Care			43,544,303
	Housing/Multifamily – 2.4%

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	1/13 at 100.00	Aa2	500,560

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	1/13 at 100.00	Aa2	1,001,490

110	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	100,034

1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A, 6.250%, 10/01/33	10/13 at 100.00	Ba3	1,513,455

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	594,231

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/13 at 100.00	Aa2	200,558

960	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/17	12/13 at 100.00	AA–	1,000,378
4,840	Total Housing/Multifamily			4,910,706
	Housing/Single Family – 5.2%

965	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,058,489

1,200	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	1,349,772

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)

$1,175	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	$1,224,280

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,572,930

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	1,028,441

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	945,144

880	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	915,851

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,146,724

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,248,324

195	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	196,223
10,140	Total Housing/Single Family			10,686,178
	Industrials – 4.5%

3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	4,412,047

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	4,729,858
8,215	Total Industrials			9,141,905
	Long-Term Care – 4.2%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A–	2,381,199

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB–	1,080,635

2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41	1/21 at 100.00	A	3,058,424

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	2,042,401
7,810	Total Long-Term Care			8,562,659
	Tax Obligation/General – 14.1%

2,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvements, Series 2008, 5.000%, 4/01/13	No Opt. Call	AAA	2,032,500

1,180	Anne Arundel County, Maryland, General Obligation Bonds, General Improvement Series 2007, 5.000%, 3/01/13	No Opt. Call	AAA	1,194,431

435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	493,573

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	457,612

295	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	Aa1	338,551

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	$1,682,805

1,400	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2010A, 5.000%, 7/01/13	No Opt. Call	Aaa	1,439,970

1,250	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2007B, 5.000%, 2/15/13	No Opt. Call	AAA	1,262,650

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,043,005

2,780	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2003A, 5.250%, 3/01/13	No Opt. Call	AAA	2,815,890

1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Refunding Series 2010A, 5.000%, 8/01/13	No Opt. Call	AAA	1,032,440

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,015,532

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
600	5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	672,114
2,500	5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa1	2,760,500

560	Puerto Rico, General Obligation Bonds, Series 2004A, 5.000%, 7/01/15 – AGM Insured	7/14 at 100.00	AA–	592,463
26,700	Total Tax Obligation/General			28,834,036
	Tax Obligation/Limited – 20.0%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	328,455

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/13 at 100.00	BBB	1,203,984

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	205,708

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
276	5.600%, 7/01/20 – RAAI Insured	1/13 at 100.00	N/R	276,466
115	5.700%, 7/01/29 – RAAI Insured	1/13 at 100.00	N/R	115,121

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	2,095,976
2,870	5.000%, 7/01/40	7/20 at 100.00	A–	3,175,712

670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	775,532

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	461,525

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,027,183

1,500	Maryland Economic Development Corporation, Lease Revenue Bonds, Maryland Aviation Administration Facilities, Series 2003, 5.500%, 6/01/13 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	Aa2	1,539,195

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/14 at 100.00	A+	506,340

1,040	Prince George’s County, Maryland, Certificates of Participation, Equipment Acquisition Program, Series 2012, 3.000%, 10/15/14	No Opt. Call	AA+	1,089,899

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+	1,027,130

3,100	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	3,186,893

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$2,275	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/30 – AMBAC Insured	No Opt. Call	Baa1	$2,514,398

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	1,076,504

2,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	2,202,640

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/13 at 100.00	AA–	1,004,050

1,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	Baa1	1,092,660

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,703,595

1,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	1,520,246

4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,637,516

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,631,100
450	5.250%, 8/01/57	8/17 at 100.00	AA–	482,468

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.300%, 7/01/35	7/20 at 100.00	A3	1,561,185

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–	1,201,510

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/26 – RAAI Insured	10/14 at 100.00	BBB+	1,057,800

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+	1,058,710
49,786	Total Tax Obligation/Limited			40,759,501
	Transportation – 0.8%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,160,780

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	6/13 at 100.00	N/R	386,270
1,500	Total Transportation			1,547,050
	U.S. Guaranteed – 6.7% (5)

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	1,090,592

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16 (Pre-refunded 12/01/15)	12/15 at 100.00	AAA	454,608

5	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16 (ETM)	No Opt. Call	Aa1 (5)	5,736

650	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/15 (Pre-refunded 5/01/14)	5/14 at 100.00	AAA	693,063

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A– (5)	672,006

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	2,049,949

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (5)	564,050

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

$1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22 (Pre-refunded 6/15/13)	6/13 at 100.00	AA+ (5)	$1,579,563

775	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA	872,371

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	Aa3 (5)	565,274

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	2,079,900

1,250	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.375%, 6/01/13 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,281,875

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (5)	1,284,866

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	557,325
12,395	Total U.S. Guaranteed			13,751,178
	Utilities – 2.0%

2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	3/19 at 100.00	A	3,114,500

1,060	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/13 at 100.00	N/R	1,065,936
3,560	Total Utilities			4,180,436
	Water and Sewer – 2.4%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
500	5.375%, 7/01/34	7/19 at 100.00	AA–	611,060
1,020	5.750%, 7/01/39	7/19 at 100.00	AA–	1,268,084

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	955,907

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA	1,169,650

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	805,904
4,135	Total Water and Sewer			4,810,605
$209,626	Total Investments (cost $183,595,012) – 97.2%			198,587,883
	Other Assets Less Liabilities – 2.8%			5,710,063
	Net Assets – 100%			$204,297,946

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 0.1%

$220	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$294,127
	Education and Civic Organizations – 13.3%

750	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	790,373

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,710,975

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,530,241

1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,144,600

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	928,666

370	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/18 at 100.00	BBB	392,748

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,406,475

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	910,656
330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	374,626

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	387,889

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,403,597

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	2,033,200

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,268,676

1,500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	1,550,115

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB+	365,825
220	5.625%, 4/01/40	4/20 at 100.00	BBB+	246,305

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,732,375

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	172,834

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	3,629,761

665	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	725,488

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	1,103,140

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007-GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB–	$1,275,746

280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	288,442

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	1,927,103

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,331,500

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,136,780

220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	254,236

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,093,130

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
360	4.000%, 11/01/39	11/22 at 100.00	A3	376,783
665	5.000%, 11/01/42	11/22 at 100.00	A3	756,637

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,334,288

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	1,098,630

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	508,365

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	911,112
36,455	Total Education and Civic Organizations			40,101,317
	Health Care – 21.9%

3,980	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	3,981,035

1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	AA–	1,629,950

880	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47	No Opt. Call	A–	953,251

700	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	772,646

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	Aa3	5,313,350

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	2,168,780

2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,417,796

3,360	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42	1/22 at 100.00	AA–	3,849,182

4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2003A, 5.250%, 7/01/32	7/13 at 101.00	A+	4,087,680

1,200	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43 (WI/DD, Settling 12/12/12)	7/22 at 100.00	A+	1,232,220

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	$779,603

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	3,183,949

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
1,500	5.500%, 7/01/28	7/19 at 100.00	A–	1,683,960
1,110	5.750%, 7/01/39	7/19 at 100.00	A–	1,252,602

345	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	378,355

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	882,218

985	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	A+	1,178,375

1,270	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,474,673

445	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	522,737

3,075	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	3,495,937

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	6,401,354

5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	5,559,300

1,500	Philadelphia Hospitals and Higher Education Facilities Authoirty, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	1,651,020

2,085	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	2,334,429

230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.470%, 7/01/19 (IF)	No Opt. Call	AA	327,189

1,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/13 at 100.00	N/R	1,000,430

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital,, 5.500%, 7/01/29	7/20 at 100.00	BBB+	1,827,992

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	444,328
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	308,778
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	1,027,320

1,125	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A+	1,322,674

1,225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	A+	1,352,106

530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	621,436

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	$467,232
60,032	Total Health Care			65,883,887
	Housing/Multifamily – 1.6%

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	743,919

100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44 (WI/DD, Settling 12/13/12)	10/22 at 100.00	BBB–	108,910

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	1,635,597

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,848,654

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	245,280

270	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	273,653
4,625	Total Housing/Multifamily			4,856,013
	Housing/Single Family – 3.0%

1,930	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,981,145

370	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	383,305

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,373,412

275	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	287,012

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114C:
2,250	3.300%, 10/01/32 (WI/DD, Settling 12/13/12)	10/21 at 100.00	AA+	2,277,518
980	3.650%, 10/01/37 (WI/DD, Settling 12/13/12)	10/21 at 100.00	AA+	988,830
1,500	3.700%, 10/01/42 (WI/DD, Settling 12/13/12)	10/21 at 100.00	AA+	1,515,750

135	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	4/13 at 100.00	Aa1	135,369
8,755	Total Housing/Single Family			8,942,341
	Industrials – 0.4%

955	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,106,071
	Long-Term Care – 3.0%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	549,552
840	5.750%, 1/01/37	1/17 at 100.00	N/R	859,866

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
$1,000	5.000%, 1/01/27	1/17 at 100.00	BBB+	$1,060,920
275	5.000%, 1/01/36	1/17 at 100.00	BBB+	286,633

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	536,918

170	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	174,714

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	686,398

	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A:
105	5.125%, 12/15/20	12/14 at 100.00	N/R	107,707
2,320	5.300%, 12/15/26	12/14 at 100.00	N/R	2,367,838

760	Montgomery Count Inudustrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc. , Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	874,623

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	1,590,491
8,720	Total Long-Term Care			9,095,660
	Materials – 0.2%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	603,142
	Tax Obligation/General – 21.0%

3,400	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	A+	3,915,610

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – AGM Insured	3/16 at 100.00	AA–	1,381,555

1,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	1,232,290

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	6,237,525

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	2,188,781

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	1,107,168

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	BBB	806,840

500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	533,480

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A1	2,988,278

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – NPFG Insured	No Opt. Call	BBB	2,162,338

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37	5/18 at 100.00	Aa2	1,693,965

885	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	987,598

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/14 at 100.00	Aa3	1,143,918

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	AA	$5,399,050

3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	4,573,253

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	AA	3,568,980

2,585	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	2,792,989

2,410	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/25	9/22 at 100.00	A1	2,911,111

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	1,810,352

1,300	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	1,311,856

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	Aa3	2,849,650

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	Aa3	2,359,380

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	370,382

500	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	490,200

3,455	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – NPFG Insured	4/15 at 100.00	A	3,748,399

1,320	Wallenpaupack Area School District, Wayne and Pike Counties, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 9/01/17	No Opt. Call	AA–	1,434,022

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	3,235,443
60,105	Total Tax Obligation/General			63,234,413
	Tax Obligation/Limited – 9.0%

500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	547,950

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	Aa2	1,605,615

935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,082,272

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	3/13 at 100.00	Baa2	961,830

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,189,600

2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,883,250

1,335	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,631,891

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	1,359,488

1,250	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A2	1,482,050

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
$1,530	5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	$1,835,159
1,220	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA–	1,322,553

2,420	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	2,798,633

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	5,489,100

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	482,468

360	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A3	412,499
24,300	Total Tax Obligation/Limited			27,084,358
	Transportation – 7.7%

2,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	2,836,128

3,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A-2, 0.000%, 12/01/34	12/20 at 100.00	AA	3,500,280

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	4,347,859

2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24	12/22 at 100.00	Aa3	3,752,689

2,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	2,185,960

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB	2,008,395

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3	2,000,260

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3	2,117,520

350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1	350,441
21,520	Total Transportation			23,099,532
	U.S. Guaranteed – 6.2% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (4)	1,752,756

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured (ETM)	No Opt. Call	AA– (4)	91,327

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (4)	432,352

1,595	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – NPFG Insured (ETM)	2/13 at 100.00	BBB (4)	1,607,920

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	2/13 at 100.00	Aaa	1,570,021

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	1,027,290

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)

$1,800	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (4)	$1,951,074

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+ (4)	932,751

1,115	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	BBB (4)	1,262,459

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.250%, 5/01/23 (Pre-refunded 5/01/13)	5/13 at 100.00	BBB+ (4)	1,020,800

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	288,255
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	519,886

720	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	890,654

640	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	844,685

3,320	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	BBB (4)	3,675,140

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	284,856

365	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	415,089
16,775	Total U.S. Guaranteed			18,567,315
	Utilities – 2.5%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A3	1,928,775

3,010	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/13 at 100.00	Ba1	3,012,559

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–	1,393,797

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	332,599

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–	1,022,570
7,545	Total Utilities			7,690,300
	Water and Sewer – 7.6%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	1,112,340

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured	No Opt. Call	AA–	192,667

3,000	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	3,390,120

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	1,939,303

2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	N/R	2,715,918

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	$3,309,810

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	1,051,956

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	1,434,188

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2010C, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA–	2,337,040

940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	1,083,181

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,208,856

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	3,184,770
21,300	Total Water and Sewer			22,960,149
$271,867	Total Long-Term Investments (cost $264,768,004) – 97.5%			293,518,625
	SHORT-TERM INVESTMENTS – 0.1%

	Industrials – 0.1%

$255	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Variable Rate Demand Obligations, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15) (5)	No Opt. Call	A–2	$255,000
	Total Short-Term Investments (cost $255,000)			255,000
	Total Investments (cost $265,023,004) – 97.6%			293,773,625
	Other Assets Less Liabilities – 2.4%			7,102,670
	Net Assets – 100%			$300,876,295

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.4%

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$450	5.250%, 6/01/32	6/17 at 100.00	B+	$448,641
600	5.625%, 6/01/47	6/17 at 100.00	B+	548,436

6,160	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	6,166,961

19,470	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	15,560,223

2,410	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B2	1,995,793
29,090	Total Consumer Staples			24,720,054
	Education and Civic Organizations – 6.6%

3,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	3,231,840

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,179,670

2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35	6/20 at 100.00	Aa2	3,025,638

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
100	4.375%, 10/01/13	No Opt. Call	A2	102,083
1,135	5.500%, 10/01/33	10/13 at 101.00	A2	1,167,506

1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,797,116

685	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/13 at 100.00	BBB–	692,535

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	4,923,270

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	5,296,365

1,250	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/14	No Opt. Call	Baa2	1,304,338

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2006A, 5.000%, 9/01/13	No Opt. Call	Aa1	2,072,440

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	9/18 at 100.00	Aa1	1,778,745

1,575	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	2,105,476

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	1/13 at 100.00	N/R	1,251,550

500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	579,390
27,155	Total Education and Civic Organizations			30,507,962

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 14.0%

	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
$1,100	5.000%, 9/01/27	9/17 at 100.00	BBB+	$1,184,337
4,250	5.000%, 9/01/37	9/17 at 100.00	BBB+	4,487,575

2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	2,417,922

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,496,260

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	507,940

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	Baa1	3,013,425

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	12/12 at 100.00	Baa1	1,376,911

2,580	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A–	2,891,174

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	3,747,744

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	5/13 at 100.00	A–	1,919,788

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A2	2,339,741

4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	5,024,160

1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,892,839

1,230	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	1,385,546

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	Baa1	3,275,266
1,475	5.250%, 6/15/31	6/16 at 100.00	Baa1	1,565,049
3,360	5.250%, 6/15/37	6/16 at 100.00	Baa1	3,537,610

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,769,358

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	1,084,290
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	5,344,753

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	6,263,500

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,277,198

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,333,202

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	558,821
58,345	Total Health Care			64,694,409

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.7%

$940	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/13 at 100.00	AA+	$942,670

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/13 at 100.00	AA+	1,203,060

2,725	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,840,731

600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	653,130

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	534,683

1,375	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,501,665
7,330	Total Housing/Multifamily			7,675,939
	Housing/Single Family – 4.1%

645	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	649,044

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,456,136

6,320	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,540,756

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,396,024

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,754,733
18,175	Total Housing/Single Family			18,796,693
	Industrials – 0.4%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	2,091,760
	Long-Term Care – 4.5%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	2,146,760
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,663,550

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	BBB	4,047,287
1,250	5.125%, 10/01/42	10/17 at 100.00	BBB	1,306,738

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A	1,258,920

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/17 at 100.00	BBB	1,385,586
3,500	5.000%, 10/01/35	4/13 at 102.50	BBB	3,591,070

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	4,364,507
19,870	Total Long-Term Care			20,764,418

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 4.7%

$2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	$2,612,106

1,660	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – AGM Insured	3/13 at 100.00	AA–	1,678,858

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,097,790

2,905	Chesterfield County, Virginia, General Obligation Public Improvement Bonds, Series 2009B, 5.000%, 1/01/13	No Opt. Call	AAA	2,917,172

1,730	Fairfax County, Virginia, General Obligation Bonds, Series 2004, 5.250%, 4/01/13	No Opt. Call	AAA	1,759,670

3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	Aa3	3,594,900

1,875	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	2,212,069

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	2,211,220

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
460	4.500%, 7/01/16 – NPFG Insured	No Opt. Call	Baa1	483,764
160	5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	179,230

440	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	492,884

855	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	Baa1	935,558

1,170	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA+	1,312,506
19,355	Total Tax Obligation/General			21,487,727
	Tax Obligation/Limited – 25.3%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	629,579
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	476,767

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/13 at 101.00	N/R	1,021,360

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – NPFG Insured	1/15 at 100.00	AA–	1,093,600

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,280,990

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	3,202,290

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,178,090
500	5.250%, 1/01/36	1/22 at 100.00	A	578,755

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	A+	4,319,404
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A+	1,245,610
2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A+	3,185,157
3,925	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A+	4,248,381

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	Aa2	2,160,087
1,625	5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	Aa2	1,736,345

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	James City County Economic Development Authority, Virginia, Lease Revenue Bonds, County Government Projects, Series 2005:
$1,155	5.000%, 7/15/17	7/15 at 100.00	AA+	$1,282,223
1,210	5.000%, 7/15/18	7/15 at 100.00	AA+	1,343,681

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	2,118,650

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	966,511

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – AGM Insured	2/17 at 100.00	AA–	4,026,063

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	5/13 at 100.00	AA+	677,882

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	1,214,367
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aa1	2,127,632

1,025	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/15 – NPFG Insured	7/14 at 100.00	Baa1	1,063,868

1,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/30	7/15 at 100.00	Baa1	1,545,195

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
650	5.500%, 7/01/22	No Opt. Call	Baa1	721,780
1,000	5.500%, 7/01/25	No Opt. Call	Baa1	1,108,470
1,000	5.250%, 7/01/30 – AMBAC Insured	No Opt. Call	Baa1	1,105,230
4,305	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	4,751,644
5,060	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	5,554,969

	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003:
1,055	5.250%, 7/01/15 – FGIC Insured	7/13 at 100.00	Baa2	1,084,034
1,125	5.250%, 7/01/17 – FGIC Insured	7/13 at 100.00	Baa2	1,155,960

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	713,500

3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	3,303,960

550	Puerto Rico Municipal Finance Agency, Series 2005A, 5.000%, 8/01/13 – AGM Insured	No Opt. Call	AA–	564,889

3,510	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	Baa1	3,835,237

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	1/13 at 100.00	BBB	135,211
480	5.250%, 7/01/36	1/13 at 100.00	BBB	480,115

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
3,400	5.750%, 8/01/37	8/19 at 100.00	A+	3,794,604
4,500	6.000%, 8/01/42	8/19 at 100.00	A+	5,110,785

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,087,400
750	5.250%, 8/01/57	8/17 at 100.00	AA–	804,113

	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA:
270	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	309,731
1,900	5.300%, 7/01/35	7/20 at 100.00	A3	1,977,501

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$805	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured	No Opt. Call	AA–	$943,919

	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC:
1,500	5.500%, 7/01/30	No Opt. Call	A3	1,703,475
3,705	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–	4,451,595

1,000	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005B, 4.125%, 8/01/17 – NPFG Insured	8/15 at 100.00	A	1,074,880

1,925	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	Baa2	2,114,959

1,000	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	2/17 at 100.00	BBB	1,067,480

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/26 – RAAI Insured	10/14 at 100.00	BBB+	2,115,600

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+	1,058,710

1,525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	1,695,419

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,124,720

950	Virgin Islands Public Finance Authority, Senior Lien Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/15	10/14 at 100.00	BBB+	1,009,926

1,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004B, 5.250%, 8/01/13	No Opt. Call	AA+	1,033,880

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,080,055

1,000	Virginia Public School Authority, Literary Trust Fund State Appropriation Bonds, School Technology Notes, Series 2008-VIII, 5.000%, 4/15/13	No Opt. Call	AA+	1,018,240

2,220	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2009C, 5.000%, 8/01/13	No Opt. Call	AA+	2,291,972

1,150	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2011B, 3.000%, 8/01/13	No Opt. Call	AA+	1,171,896

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pre-refunded Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	5/12 at 100.00	AA	90,353
35	5.000%, 5/01/21	5/12 at 100.00	AA	35,137

1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	1,602,720

1,295	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2007B, 5.000%, 5/15/13	No Opt. Call	AA+	1,323,723

2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40	8/20 at 100.00	A+	2,564,028

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,679,025
114,840	Total Tax Obligation/Limited			116,573,332

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 17.0%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
$2,310	5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA–	$2,484,983
2,700	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,891,808

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AA–	7,565,882

3,000	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/32	7/28 at 100.00	BBB	1,930,200

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,160,780

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA–	2,380,812
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–	2,151,806
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	4,292,730

1,500	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 3.000%, 10/01/13 (Alternative Minimum Tax)	No Opt. Call	AA–	1,532,520

3,025	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	3,445,959

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,404,768
3,000	5.625%, 10/01/39	10/18 at 100.00	AA–	3,584,280

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA–	1,712,697
3,800	5.000%, 10/01/35	10/20 at 100.00	AA–	4,429,470

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–	5,565,200
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,694,800

3,300	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	3,048,573

5,250	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	5,430,915

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	BBB	2,725,414

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	6/13 at 100.00	N/R	1,351,945

1,195	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A–	1,436,008

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A–	1,761,670

1,015	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	1,152,675

3,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3	3,191,945

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,673,325
6,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	7,347,143
88,095	Total Transportation			78,348,308

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.5% (5)

$840	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 (Pre-refunded 3/01/13) – AGM Insured	3/13 at 100.00	AA– (5)	$850,256

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA– (5)	945,398

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	BBB (5)	1,147,145
2,000	5.250%, 7/15/23 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	BBB (5)	2,060,780

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Refunding Series 2004B, 5.125%, 2/15/15 (Pre-refunded 2/15/14) – NPFG Insured	2/14 at 100.00	A+ (5)	1,152,740

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14 (Pre-refunded 6/01/13)	6/13 at 101.00	AA+ (5)	1,551,015

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28, Series 2004, 5.000%, 4/01/33 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA+ (5)	2,125,240

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (5)	2,032,255

1,500	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.125%, 1/15/28 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	Aa3 (5)	1,509,210

	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003:
390	5.000%, 3/01/19 (Pre-refunded 3/01/13)	3/13 at 100.00	N/R (5)	394,723
1,450	5.000%, 3/01/19 (Pre-refunded 3/01/13)	3/13 at 100.00	AA+ (5)	1,467,676

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA	2,547,712

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA	5,871

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 (Pre-refunded 2/01/13) – RAAI Insured	2/13 at 101.00	N/R (5)	1,017,940

	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA:
120	4.000%, 7/01/15 – FGIC Insured (ETM)	No Opt. Call	BBB+ (5)	131,380
1,230	5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	BBB (5)	1,599,234

535	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	BBB (5)	648,827

1,000	Richmond, Virginia, General Obligation Refunding Bonds, Series 2002B, 5.250%, 7/15/17 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	AA+ (5)	1,031,540

20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (5)	25,520

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 (Pre-refunded 2/01/16) – NPFG Insured	2/16 at 100.00	AA+ (5)	1,618,336

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	N/R (5)	1,697,722

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	N/R (5)	2,011,720

550	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	Baa2 (5)	637,302

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

$1,260	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2003B, 5.000%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R (5)	$1,289,938

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
4,585	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	4,950,333
1,000	5.625%, 6/01/37 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	1,127,790

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 (Pre-refunded 7/01/15) – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+ (5)	2,176,474

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (5)	1,522,466
36,545	Total U.S. Guaranteed			39,276,543
	Utilities – 3.8%

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–	3,197,430

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–	3,576,480

200	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA–	232,180

610	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002KK, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	BBB+	679,150

570	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002LL, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	BBB+	644,436

2,285	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.000%, 7/01/13	No Opt. Call	BBB+	2,341,280

	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,100	5.000%, 1/15/35	1/19 at 100.00	AA	4,732,753
2,000	5.000%, 1/15/40	1/19 at 100.00	AA	2,291,440
15,765	Total Utilities			17,695,149

	Water and Sewer – 2.6%

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA–	1,730,107

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – AGM Insured	1/13 at 101.00	AA+	1,031,118

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA	3,274,920

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AAA	1,958,163

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,611,808

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA	1,160,420

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2	1,233,030
10,815	Total Water and Sewer			11,999,566
$447,380	Total Investments (cost $418,312,240) – 98.6%			454,631,860
	Other Assets Less Liabilities – 1.4%			6,676,131
	Net Assets – 100%			$461,307,991

40	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Assets and Liabilities (Unaudited)

November 30, 2012

	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $183,595,012, $265,023,004 and $418,312,240, respectively)	$198,587,883	$293,773,625	$454,631,860
Cash	2,507,021	7,957,499	1,132,062
Receivables:
Interest	3,098,577	3,812,375	7,124,472
Investments sold	2,164,794	1,645,437	454,681
Shares sold	349,866	892,150	823,805
Other assets	774	6,327	26,637
Total assets	206,708,915	308,087,413	464,193,517
Liabilities
Payables:
Dividends	183,437	357,937	434,980
Investments purchased	1,767,836	6,308,444	1,549,395
Shares redeemed	251,448	264,891	463,798
Accrued expenses:
Management fees	85,643	124,420	188,372
Trustees fees	729	6,263	26,557
12b-1 distribution and service fees	42,355	48,503	78,563
Other	79,521	100,660	143,861
Total liabilities	2,410,969	7,211,118	2,885,526
Net assets	$204,297,946	$300,876,295	$461,307,991
Class A Shares
Net assets	$84,794,456	$111,656,127	$212,373,923
Shares outstanding	7,479,817	9,810,306	18,146,821
Net asset value per share	$11.34	$11.38	$11.70
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.84	$11.88	$12.21
Class B Shares
Net assets	$1,167,532	$696,015	$2,119,998
Shares outstanding	102,961	61,134	181,762
Net asset value and offering price per share	$11.34	$11.39	$11.66
Class C Shares
Net assets	$45,091,754	$49,580,808	$70,127,367
Shares outstanding	3,989,982	4,375,477	6,001,084
Net asset value and offering price per share	$11.30	$11.33	$11.69
Class I Shares
Net assets	$73,244,204	$138,943,345	$176,686,703
Shares outstanding	6,452,316	12,246,963	15,154,136
Net asset value and offering price per share	$11.35	$11.35	$11.66
Net assets consist of:
Capital paid-in	$188,789,653	$271,469,220	$423,220,782
Undistributed (Over-distribution of) net investment income	421,377	1,067,557	924,633
Accumulated net realized gain (loss)	94,045	(411,103)	842,956
Net unrealized appreciation (depreciation)	14,992,871	28,750,621	36,319,620
Net assets	$204,297,946	$300,876,295	$461,307,991
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2012

	Maryland	Pennsylvania	Virginia
Investment Income	$4,339,333	$6,610,413	$9,693,880
Expenses
Management fees	509,322	737,385	1,120,276
12b-1 service fees – Class A	82,380	104,129	203,946
12b-1 distribution and service fees – Class B	6,168	5,599	10,679
12b-1 distribution and service fees – Class C	161,400	175,155	242,279
Shareholder servicing agent fees and expenses	45,829	58,515	91,515
Custodian fees and expenses	17,781	24,541	36,523
Trustees fees and expenses	2,760	4,069	6,230
Professional fees	25,577	32,269	42,725
Shareholder reporting expenses	11,343	13,290	18,844
Federal and state registration fees	8,712	6,485	8,205
Other expenses	3,736	4,882	7,021
Total expenses before custodian fee credit	875,008	1,166,319	1,788,243
Custodian fee credit	(1,914)	(2,831)	(1,228)
Net expenses	873,094	1,163,488	1,787,015
Net investment income (loss)	3,466,239	5,446,925	7,906,865
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	103,027	396,543	56,082
Change in net unrealized appreciation (depreciation) of investments	2,930,324	8,399,452	12,210,645
Net realized and unrealized gain (loss)	3,033,351	8,795,995	12,266,727
Net increase (decrease) in net assets from operations	$6,499,590	$14,242,920	$20,173,592

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets (Unaudited)

	Maryland
	Six Months Ended 11/30/12	Year Ended 5/31/12
Operations
Net investment income (loss)	$3,466,239	$6,959,636
Net realized gain (loss) from investments	103,027	49,690
Change in net unrealized appreciation (depreciation) of investments	2,930,324	11,892,959
Net increase (decrease) in net assets from operations	6,499,590	18,902,285
Distributions to Shareholders
From net investment income:
Class A	(1,499,295)	(2,946,078)
Class B	(18,969)	(58,234)
Class C	(669,793)	(1,242,736)
Class I	(1,364,857)	(2,728,779)
From accumulated net realized gains:
Class A	—	(96,430)
Class B	—	(2,374)
Class C	—	(47,036)
Class I	—	(84,725)
Decrease in net assets from distributions to shareholders	(3,552,914)	(7,206,392)
Fund Share Transactions
Proceeds from sale of shares	19,959,353	25,511,519
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,350,423	4,321,851
	22,309,776	29,833,370
Cost of shares redeemed	(10,797,739)	(18,464,312)
Net increase (decrease) in net assets from Fund share transactions	11,512,037	11,369,058
Net increase (decrease) in net assets	14,458,713	23,064,951
Net assets at the beginning of period	189,839,233	166,774,282
Net assets at the end of period	$204,297,946	$189,839,233
Undistributed (Over-distribution of) net investment income at the end of period	$421,377	$508,052

See accompanying notes to financial statements.

44	Nuveen Investments

	Pennsylvania		Virginia
	Six Months Ended 11/30/12	Year Ended 5/31/12	Six Months Ended 11/30/12	Year Ended 5/31/12
Operations
Net investment income (loss)	$5,446,925	$10,732,091	$7,906,865	$15,551,001
Net realized gain (loss) from investments	396,543	28,120	56,082	831,592
Change in net unrealized appreciation (depreciation) of investments	8,399,452	18,651,569	12,210,645	24,536,956
Net increase (decrease) in net assets from operations	14,242,920	29,411,780	20,173,592	40,919,549
Distributions to Shareholders
From net investment income:
Class A	(1,991,627)	(3,777,547)	(3,590,968)	(7,314,367)
Class B	(18,221)	(59,891)	(31,178)	(98,314)
Class C	(769,511)	(1,453,104)	(958,021)	(1,838,012)
Class I	(2,728,821)	(5,334,828)	(3,180,939)	(6,476,083)
From accumulated net realized gains:
Class A	—	—	—	(231,518)
Class B	—	—	—	(3,843)
Class C	—	—	—	(67,597)
Class I	—	—	—	(196,127)
Decrease in net assets from distributions to shareholders	(5,508,180)	(10,625,370)	(7,761,106)	(16,225,861)
Fund Share Transactions
Proceeds from sale of shares	26,177,962	41,363,935	42,424,246	63,097,742
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,151,181	5,130,540	4,930,875	8,665,903
	29,329,143	46,494,475	47,355,121	71,763,645
Cost of shares redeemed	(17,319,663)	(39,473,017)	(25,246,229)	(44,759,305)
Net increase (decrease) in net assets from Fund share transactions	12,009,480	7,021,458	22,108,892	27,004,340
Net increase (decrease) in net assets	20,744,220	25,807,868	34,521,378	51,698,028
Net assets at the beginning of period	280,132,075	254,324,207	426,786,613	375,088,585
Net assets at the end of period	$300,876,295	$280,132,075	$461,307,991	$426,786,613
Undistributed (Over-distribution of) net investment income at the end of period	$1,067,557	$1,128,812	$924,633	$778,874

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MARYLAND
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2013(f)	$11.17	$.20	$.18	$.38	$(.21)	$—	$(.21)	$11.34	3.48%
2012	10.45	.43	.73	1.16	(.43)	(.01)	(.44)	11.17	11.27
2011	10.69	.43	(.24)	.19	(.43)	—	(.43)	10.45	1.78
2010	10.03	.43	.67	1.10	(.42)	(.02)	(.44)	10.69	11.11
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03	1.85
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27	1.84
Class B (3/97)
2013(f)	11.18	.16	.16	.32	(.16)	—	(.16)	11.34	3.10
2012	10.46	.35	.73	1.08	(.35)	(.01)	(.36)	11.18	10.37
2011	10.70	.35	(.24)	.11	(.35)	—	(.35)	10.46	1.03
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70	10.31
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04	1.09
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28	.98
Class C (9/94)
2013(f)	11.14	.17	.17	.34	(.18)	—	(.18)	11.30	3.22
2012	10.42	.37	.73	1.10	(.37)	(.01)	(.38)	11.14	10.59
2011	10.66	.38	(.25)	.13	(.37)	—	(.37)	10.42	1.22
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66	10.57
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00	1.18
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25	1.31
Class I (2/92)
2013(f)	11.19	.21	.17	.38	(.22)	—	(.22)	11.35	3.59
2012	10.47	.45	.73	1.18	(.45)	(.01)	(.46)	11.19	11.37
2011	10.70	.46	(.24)	.22	(.45)	—	(.45)	10.47	2.09
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70	11.34
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04	1.96
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29	2.07

46	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$84,794	.83	%*	.83	%*	3.56	%*	7%
78,838	.85		.85		3.97		8
69,162	.84		.84		4.12		9
77,430	.85		.85		4.05		1
63,367	.86		.86		4.30		15
66,838	1.00		.87		3.89		32

1,168	1.58	*	1.58	*	2.82	*	7
1,509	1.60		1.60		3.24		8
2,072	1.59		1.59		3.36		9
3,700	1.60		1.60		3.32		1
6,070	1.61		1.61		3.53		15
8,546	1.75		1.62		3.14		32

45,092	1.38	*	1.38	*	3.01	*	7
40,786	1.40		1.40		3.42		8
32,705	1.39		1.39		3.57		9
35,665	1.40		1.40		3.50		1
24,992	1.41		1.41		3.75		15
23,611	1.55		1.42		3.34		32

73,244	.63	*	.63	*	3.76	*	7
68,707	.65		.65		4.17		8
62,835	.64		.64		4.33		9
64,665	.65		.65		4.25		1
53,920	.66		.66		4.50		15
58,615	.80		.67		4.09		32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

PENNSYLVANIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/86)
2013(f)	$11.05	$.21	$.33	$.54	$(.21)	$—	$(.21)	$11.38	4.97%
2012	10.28	.44	.77	1.21	(.44)	—	(.44)	11.05	11.96
2011	10.54	.44	(.27)	.17	(.43)	—	(.43)	10.28	1.69
2010	9.96	.44	.56	1.00	(.42)	—	(.42)	10.54	10.25
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96	1.57
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23	2.39
Class B (2/97)
2013(f)	11.05	.17	.34	.51	(.17)	—	(.17)	11.39	4.67
2012	10.28	.36	.77	1.13	(.36)	—	(.36)	11.05	11.14
2011	10.54	.36	(.27)	.09	(.35)	—	(.35)	10.28	.92
2010	9.97	.37	.55	.92	(.35)	—	(.35)	10.54	9.34
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97	.81
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24	1.72
Class C (2/94)
2013(f)	11.00	.18	.33	.51	(.18)	—	(.18)	11.33	4.71
2012	10.23	.38	.77	1.15	(.38)	—	(.38)	11.00	11.39
2011	10.49	.38	(.27)	.11	(.37)	—	(.37)	10.23	1.10
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49	9.61
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92	1.01
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19	1.86
Class I (2/97)
2013(f)	11.01	.22	.34	.56	(.22)	—	(.22)	11.35	5.17
2012	10.24	.46	.76	1.22	(.45)	—	(.45)	11.01	12.20
2011	10.50	.46	(.27)	.19	(.45)	—	(.45)	10.24	1.87
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50	10.37
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93	1.81
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20	2.64

48	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$111,656	.81	%*	.81	%*	3.77	%*	7%
98,862	.83		.83		4.12		6
89,025	.82		.82		4.26		6
95,603	.83		.83		4.29		4
77,292	.84		.84		4.44		17
76,293	.84		.84		3.92		22

696	1.57	*	1.57	*	3.03	*	7
1,509	1.58		1.58		3.39		6
2,210	1.57		1.57		3.50		6
3,639	1.58		1.58		3.55		4
4,870	1.59		1.59		3.68		17
6,577	1.59		1.59		3.17		22

49,581	1.36	*	1.36	*	3.22	*	7
44,852	1.38		1.38		3.57		6
38,812	1.37		1.37		3.71		6
38,945	1.38		1.38		3.74		4
30,512	1.39		1.39		3.89		17
32,929	1.39		1.39		3.37		22

138,943	.61	*	.61	*	3.97	*	7
134,908	.63		.63		4.32		6
124,277	.62		.62		4.46		6
136,741	.63		.63		4.49		4
123,533	.64		.64		4.65		17
122,345	.64		.64		4.12		22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VIRGINIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/86)
2013(f)	$11.38	$.21	$.31	$.52	$(.20)	$—	$(.20)	$11.70	4.64%
2012	10.69	.43	.71	1.14	(.44)	(.01)	(.45)	11.38	10.91
2011	10.89	.45	(.19)	.26	(.45)	(.01)	(.46)	10.69	2.46
2010	10.24	.45	.66	1.11	(.44)	(.02)	(.46)	10.89	11.03
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24	.95
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61	2.24
Class B (2/97)
2013(f)	11.34	.16	.32	.48	(.16)	—	(.16)	11.66	4.25
2012	10.66	.35	.70	1.05	(.36)	(.01)	(.37)	11.34	10.01
2011	10.86	.36	(.18)	.18	(.37)	(.01)	(.38)	10.66	1.67
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86	10.37
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20	.10
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58	1.50
Class C (10/93)
2013(f)	11.37	.17	.32	.49	(.17)	—	(.17)	11.69	4.35
2012	10.68	.37	.71	1.08	(.38)	(.01)	(.39)	11.37	10.32
2011	10.88	.39	(.19)	.20	(.39)	(.01)	(.40)	10.68	1.89
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88	10.56
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22	.29
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60	1.67
Class I (2/97)
2013(f)	11.34	.22	.31	.53	(.21)	—	(.21)	11.66	4.74
2012	10.65	.45	.71	1.16	(.46)	(.01)	(.47)	11.34	11.13
2011	10.85	.46	(.18)	.28	(.47)	(.01)	(.48)	10.65	2.64
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85	11.38
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19	1.08
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57	2.48

50	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$212,374	.80	%*	.80	%*	3.58	%*	4%
194,890	.81		.81		3.92		10
175,082	.81		.81		4.15		8
178,140	.82		.82		4.19		5
156,724	.87		.83		4.50		11
194,526	.91		.83		3.95		19

2,120	1.55	*	1.55	*	2.83	*	4
2,363	1.56		1.56		3.20		10
3,760	1.56		1.56		3.38		8
6,710	1.57		1.57		3.46		5
9,786	1.62		1.58		3.77		11
11,802	1.66		1.58		3.20		19

70,127	1.35	*	1.35	*	3.02	*	4
59,673	1.36		1.36		3.37		10
49,300	1.36		1.36		3.60		8
45,814	1.37		1.37		3.63		5
36,241	1.42		1.38		3.96		11
37,527	1.46		1.38		3.39		19

176,687	.60	*	.60	*	3.78	*	4
169,861	.61		.61		4.12		10
146,947	.61		.61		4.35		8
147,034	.62		.62		4.39		5
131,244	.67		.63		4.71		11
138,154	.71		.63		4.14		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective state local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Under normal market conditions, Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Funds’ Sub-Adviser, Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly owned subsidiary of the Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/

52	Nuveen Investments

delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2012, Maryland and Pennsylvania had outstanding when-issued/delayed delivery purchase commitments of $1,758,839 and $6,053,444, respectively. There were no such outstanding purchase commitments in Virginia.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. The Funds will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2012, Pennsylvania invested in externally-deposited inverse floaters. The other Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters and Pennsylvania did not invest in self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At November 30, 2012, Pennsylvania did not have any exposure to externally-deposited Recourse Trusts.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

54	Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$198,587,883	$—	$198,587,883

Pennsylvania	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$293,518,625	$—	$293,518,625
Short-Term Investments*:
Municipal Bonds	—	255,000	—	255,000
Total	$—	$293,773,625	$—	293,773,625

Virginia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$454,631,860	$—	$454,631,860
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Maryland
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	672,811	$7,540,862	775,067	$8,415,194
Class A – automatic conversion of Class B Shares	302	3,372	16,817	180,815
Class B – exchanges	—	—	1,687	18,186
Class C	517,576	5,788,230	826,491	8,955,519
Class I	589,776	6,626,889	729,600	7,941,805
Shares issued to shareholders due to reinvestment of distributions:
Class A	97,867	1,099,995	189,921	2,062,471
Class B	1,411	15,838	3,819	41,368
Class C	42,935	480,995	79,259	858,207
Class I	66,961	753,595	125,081	1,359,805
	1,989,639	22,309,776	2,747,742	29,833,370
Shares redeemed:
Class A	(349,008)	(3,921,687)	(540,167)	(5,869,684)
Class B	(33,137)	(371,066)	(51,768)	(561,211)
Class B – automatic conversion to Class A Shares	(302)	(3,372)	(16,813)	(180,815)
Class C	(232,781)	(2,603,338)	(381,190)	(4,106,906)
Class I	(346,830)	(3,898,276)	(715,342)	(7,745,696)
	(962,058)	(10,797,739)	(1,705,280)	(18,464,312)
Net increase (decrease)	1,027,581	$11,512,037	1,042,462	$11,369,058

56	Nuveen Investments

	Pennsylvania
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,125,121	$12,546,745	1,147,559	$12,330,511
Class A – automatic conversion of Class B Shares	39,109	437,863	24,376	256,103
Class B – exchanges	—	—	442	4,726
Class C	417,082	4,634,185	768,953	8,205,377
Class I	769,759	8,559,169	1,915,314	20,567,218
Shares issued to shareholders due to reinvestment of distributions:
Class A	137,582	1,538,945	215,630	2,310,158
Class B	1,421	15,853	3,610	38,608
Class C	47,169	525,065	86,249	919,516
Class I	96,108	1,071,318	174,563	1,862,258
	2,633,351	29,329,143	4,336,696	46,494,475
Shares redeemed:
Class A	(440,907)	(4,916,883)	(1,100,661)	(11,726,785)
Class B	(37,766)	(421,141)	(58,100)	(618,693)
Class B – automatic conversion to Class A Shares	(39,109)	(437,863)	(24,373)	(256,103)
Class C	(166,524)	(1,843,913)	(570,301)	(6,049,770)
Class I	(871,959)	(9,699,863)	(1,971,647)	(20,821,666)
	(1,556,265)	(17,319,663)	(3,725,082)	(39,473,017)
Net increase (decrease)	1,077,086	$12,009,480	611,614	$7,021,458

	Virginia
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,676,913	$19,222,729	2,055,339	$22,831,544
Class A – automatic conversion of Class B Shares	5,247	60,447	57,812	637,257
Class B – exchanges	—	—	861	9,491
Class C	923,396	10,597,799	1,144,879	12,713,638
Class I	1,096,816	12,543,271	2,430,321	26,905,812
Shares issued to shareholders due to reinvestment of distributions:
Class A	237,204	2,734,558	415,059	4,601,927
Class B	4,685	54,092	6,777	74,703
Class C	58,506	673,400	112,351	1,243,731
Class I	127,922	1,468,825	248,620	2,745,542
	4,130,689	47,355,121	6,472,019	71,763,645
Shares redeemed:
Class A	(892,702)	(10,247,361)	(1,781,405)	(19,730,679)
Class B	(25,952)	(297,337)	(94,157)	(1,038,579)
Class B – automatic conversion to Class A Shares	(5,265)	(60,447)	(57,991)	(637,257)
Class C	(230,615)	(2,645,916)	(624,087)	(6,895,734)
Class I	(1,050,234)	(11,995,168)	(1,497,769)	(16,457,056)
	(2,204,768)	(25,246,229)	(4,055,409)	(44,759,305)
Net increase (decrease)	1,925,921	$22,108,892	2,416,610	$27,004,340

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2012, were as follows:

	Maryland	Pennsylvania	Virginia
Purchases	$22,788,304	$36,842,609	$43,469,355
Sales and maturities	13,219,025	19,261,463	18,466,000

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Maryland	Pennsylvania	Virginia
Cost of investments	$183,371,114	$264,685,912	$417,885,877
Gross unrealized:
Appreciation	$16,112,790	$29,563,352	$38,383,068
Depreciation	(896,021)	(475,639)	(1,637,085)
Net unrealized appreciation (depreciation) of investments	$15,216,769	$29,087,713	$36,745,983

Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets at May 31, 2012, the Funds’ last tax year end, as follows:

	Maryland	Pennsylvania	Virginia
Capital paid-in	$5,178	$—	$8,791
Undistributed (Over-distribution of) net investment income	(7,770)	(246)	(9,566)
Accumulated net realized gain (loss)	2,592	246	775

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ last tax year end, were as follows:

	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$847,794	$1,642,751	$1,473,626
Undistributed net ordinary income**	15,092	13,008	188,651
Undistributed net long-term capital gains	35,966	—	786,873
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2012 through May 31, 2012, and paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$6,945,297	$10,507,219	$15,776,194
Distributions from net ordinary income**	—	111,064	—
Distributions from net long-term capital gains	230,565	—	499,085
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2012, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Pennsylvania
Expiration:
May 31, 2018	$399,976

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended May 31, 2012, the following Fund generated post-enactment capital losses as follows:

Pennsylvania
Post-enactment losses:
Short-term	$10,327
Long-term	399,299

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

58	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2012, the complex-level fee rate for each of these Funds was ..1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Maryland	Pennsylvania	Virginia
Sales charges collected	$102,487	$129,675	$248,482
Paid to financial intermediaries	88,009	111,011	216,619

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Maryland	Pennsylvania	Virginia
Commission advances	$69,232	$63,529	$130,819

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$44,569	$36,923	$67,970

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2012, as follows:

	Maryland	Pennsylvania	Virginia
CDSC retained	$3,419	$1,075	$1,400

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

60	Nuveen Investments

Notes

Nuveen Investments	61

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Maturity: For a bond fund or defined portfolio, the average of the stated maturity dates of the fixed-income securities held. In general, the longer the average maturity, the greater the fund’s or defined portfolio’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile, portfolio.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Maryland Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Pennsylvania Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Virginia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

62	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	63

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS1-1112P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 7, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 7, 2013